||||GOLDEN                        FLEXIBLE PREMIUM
   ||||||AMERICAN                      DEFERRED COMBINATION
  |||||||LIFE INSURANCE                VARIABLE AND FIXED
    |||||COMPANY                       ANNUITY CERTIFICATE


Golden American is a stock company domiciled in Delaware.
-------------------------------------------------------------------------------
|------------------------------------------------------------------------------|
|                                                                              |
|------------------------------------------------------------------------------|
|         Contractholder                               Group Contract Number   |
|         [GOLDEN INVESTORS TRUST]                     [G000021-OE]            |
|------------------------------------------------------------------------------|
|         Annuitant                           Owner                            |
|         [THOMAS J. DOE]                    [JOHN Q. DOE]                     |
|                                                                              |
|------------------------------------------------------------------------------|
|         Initial Premium     Annuity Option          Annuity Commencement Date|
|         [$10,000]           [LIFE 10-YEAR CERTAIN]  [JANUARY 1, 2026]        |
|------------------------------------------------------------------------------|
|         Separate Account(s)                          Certificate Number      |
|         [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]   [123456]                |
|------------------------------------------------------------------------------|

In this Certificate you or your refers to the Owner shown above. We, our or us refers to Golden American Life Insurance Company. You may allocate this Certificate's Accumulation Value among the Variable Separate Account, the General Account and the Fixed Account shown in the Schedule.

This Certificate describes the benefits and provisions of the group contract. The group contract, as issued to the Contractholder by us with any Riders or Endorsements, alone makes up the agreement under which benefits are paid. The group contract may be inspected at the office of the Contractholder. In consideration of any application for this Certificate and the payment of premiums, we agree, subject to the terms and conditions of the group contract, to provide the benefits described in this Certificate to the Owner. The Annuitant under this Certificate must be eligible under the terms of the group contract. If the group contract and this Certificate are in force, we will make income payments to the Owner starting on the Annuity Commencement Date as shown in the Schedule. If the Owner dies prior to the Annuity Commencement Date, we will pay a death benefit to the Beneficiary. The amount of such benefit is subject to the terms of this Certificate.

The benefits of the Certificate will be paid according to the provisions of the Certificate and group contract.

ALL PAYMENTS AND VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE SEPARATE ACCOUNT DIVISION, MAY INCREASE OR DECREASE, DEPENDING ON THE CERTIFICATE'S INVESTMENT RESULTS. ALL PAYMENTS AND VALUES BASED ON THE FIXED ACCOUNT MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT, THE OPERATION OF WHICH MAY CAUSE SUCH PAYMENTS AND VALUES TO INCREASE OR DECREASE.

RIGHT TO EXAMINE THIS CERTIFICATE: YOU MAY RETURN THIS CERTIFICATE TO US OR THE AGENT THROUGH WHOM YOU PURCHASED IT WITHIN 10 DAYS AFTER YOU RECEIVE IT. IF SO RETURNED, WE WILL TREAT THE CERTIFICATE AS THOUGH IT WERE NEVER ISSUED. UPON RECEIPT WE WILL PROMPTLY REFUND THE ACCUMULATION VALUE, ADJUSTED FOR ANY MARKET VALUE ADJUSTMENT, PLUS ANY CHARGES WE HAVE DEDUCTED AS OF THE DATE THE RETURNED CERTIFICATE IS RECEIVED BY US.



Customer Service Center                  Secretary: /s/ Myles R. Tashman
1475 Dunwoody Drive
West Chester, PA  19380                  President: /s/ Barnett Chernow
1-800-366-0066
-------------------------------------------------------------------------------
FLEXIBLE PREMIUM DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY
CERTIFICATE - NO DIVIDENDS
  Variable Cash Surrender Values while the Annuitant and Owner are living and prior to the Annuity Commencement Date. Death Benefit subject to guaranteed minimum. Partial Withdrawal Option. Non-participating. Investment results reflected in values.

GA-CA-1082

                              CERTIFICATE CONTENTS
-------------------------------------------------------------------------------


THE SCHEDULE                                     YOUR CERTIFICATE BENEFITS....16
Payment and Investment Information...........3A   Cash Value Benefit
The Variable Separate Accounts...............3B   Partial Withdrawal Option
The General Account..........................3C   Proceeds Payable to the
Certificate Facts............................3D    Beneficiary
Charges and Fees.............................3E  CHOOSING AN INCOME PLAN......18
Income Plan Factors..........................3F   Annuity Benefits
                                                  Annuity Commencement
                                                   Date Selection
IMPORTANT TERMS.............................. 4   Frequency Selection
                                                  The Income Plan
INTRODUCTION TO THIS CERTIFICATE............. 6   The Annuity Options
The Certificate                                   Payment When Named Person Dies
The Owner
The Annuitant                                    OTHER IMPORTANT INFORMATION..20
The Beneficiary                                   Entire Contract
Change of Owner or Beneficiary                    Sending Notice to Us
                                                  Reports to Owner

PREMIUM PAYMENTS AND ALLOCATION CHANGES...... 8   Assignment - Using this
                                                   Certificate as
                                                    Collateral Security

Initial Premium Payment                            Changing this Certificate
Additional Premium Payments                        Certificate Changes -
                                                    Applicable Tax Law
Your Right to Change Allocation of                 Misstatement of Age or Sex
 Accumulation Value                                Non-Participating
What Happens if a Variable Separate Account        Contestability
 Division is Not Available                         Payments We May Defer
Restricted Funds                                   Authority to Make Agreements
Thresholds                                         Required Note on Our
                                                    Computations
Dollar Cap
Premium Threshold
Allocation Threshold
Thresholds - Effect on Withdrawals
Threshold Processing

HOW WE MEASURE THE CERTIFICATE'S

ACCUMULATION VALUE.......................... 11
The Variable Separate Accounts
The General Account
Valuation Period
Accumulation Value
Accumulation Value in each Division and
 Fixed Allocation
Fixed Account
Measurement of Investment Experience
Charges Deducted from Accumulation Value on each Certificate Processing Date

Copies of any additional Riders and Endorsements are at the back of this Certificate.

THE SCHEDULE

The Schedule gives specific facts about this Certificate and its coverage. Please refer to the Schedule while reading this Certificate.

GA-CA-1082                          2

                                  THE SCHEDULE

                       PAYMENT AND INVESTMENT INFORMATION

-------------------------------------------------------------------------------

|------------------------------------------------------------------------------|
|   Annuitant              Owner                                               |
|   [THOMAS J. DOE]        [JOHN Q. DOE]                                       |
|------------------------------------------------------------------------------|
|   Annuitant's Issue Age  Annuitant's Sex          Owner's Issue Age          |
|   [55]                   [MALE]                   [35]                       |
|------------------------------------------------------------------------------|
|   Initial Premium        Annuity Option           Annuity Commencement Date  |
|   [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]          |
|------------------------------------------------------------------------------|
|   Certificate Date       Issue Date               Residence Status           |
|   [JANUARY 1, 1996]      [JANUARY 1, 1996]        [DELAWARE]                 |
|------------------------------------------------------------------------------|
|   Separate Account(s)                             Certificate Number         |
|   [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]      [123456]                   |
|------------------------------------------------------------------------------|

INITIAL INVESTMENT

Initial Premium Payment received:                    [$10,000]

Your initial Accumulation Value has been invested as follows:

                                                           Percentage of
               Divisions                               Accumulation Value
               ---------                               ------------------
            [Equity Income                                    10%
             Fully Managed                                    10%
         Capital Appreciation                                 10%
           Rising Dividends                                   10%
                Growth                                        10%
              Real Estate                                     10%
             Value Equity                                      5%
              Hard Assets                                      5%
           Emerging Markets                                    5%
            Managed Global                                     5%
         Limited Maturity Bond                                 5%
             Liquid Asset                                      5%
           Strategic Equity                                    5%
       Fixed Allocation - 1 Year                               5%]
----------------------------------------   ------------------------------------
                 Total                                        100%
                 =====                                        ====

GA-CA-1082                            3A1

                                  THE SCHEDULE

-------------------------------------------------------------------------------

|------------------------------------------------------------------------------|
|   Annuitant              Owner                                               |
|   [THOMAS J. DOE]        [JOHN Q. DOE]                                       |
|------------------------------------------------------------------------------|
|   Annuitant's Issue Age  Annuitant's Sex          Owner's Issue Age          |
|   [55]                   [MALE]                   [35]                       |
|------------------------------------------------------------------------------|
|   Initial Premium        Annuity Option           Annuity Commencement Date  |
|   [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]          |
|------------------------------------------------------------------------------|
|   Certificate Date       Issue Date               Residence Status           |
|   [JANUARY 1, 1996]      [JANUARY 1, 1996]        [DELAWARE]                 |
|------------------------------------------------------------------------------|
|   Separate Account(s)                             Certificate Number         |
|   [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]      [123456]                   |
|------------------------------------------------------------------------------|
ADDITIONAL PREMIUM PAYMENT INFORMATION

Except in the case of a Certificate issued as an IRA, we will accept additional Premium Payments until either the Annuitant or Owner reaches the Attained Age of [86]. The minimum additional payment which may be made is $[500.00].

If this Certificate is issued as an IRA, no contributions may be made for the taxable year in which you attain age 70 1/2 and thereafter (except for rollover contributions). The minimum additional payment which may be made to a Certificate issued as an IRA is $250.00.

ACCUMULATION VALUE ALLOCATION RULES

We reserve the right to impose a charge for any allocation change in excess of twelve per Certificate Year. The Excess Allocation Charge is shown in the Schedule. Allocations into and out of the Guaranteed Interest Divisions are subject to restrictions (see General Account).

ALLOCATION CHANGES BY TELEPHONE

You may request allocation changes by telephone during our telephone request business hours. You may call our Customer Service Center at 1-800-366-0066 to make allocation changes by using the personal identification number you will receive. You may also mail any notice or request for allocation changes to our Customer Service Center at the address shown on the cover page.

GA-CA-1082                           3A2

                                  THE SCHEDULE

                         THE VARIABLE SEPARATE ACCOUNTS

-------------------------------------------------------------------------------

|------------------------------------------------------------------------------|
|   Annuitant              Owner                                               |
|   [THOMAS J. DOE]        [JOHN Q. DOE]                                       |
|------------------------------------------------------------------------------|
|   Initial Premium        Annuity Option           Annuity Commencement Date  |
|   [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]          |
|------------------------------------------------------------------------------|
|   Separate Account(s)                             Certificate Number         |
|   [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]      [123456]                   |
|------------------------------------------------------------------------------|

DIVISIONS INVESTING IN SHARES OF A MUTUAL FUND

Separate Account B (the "Account") is a unit investment trust Separate Account, organized in and governed by the laws of the State of Delaware, our state of domicile. The Account is divided into Divisions. Each Division listed below invests in shares of the mutual fund portfolio (the "Series") designated. Each portfolio is a part of The GCG Trust managed by Directed Services, Inc.

   SERIES                       SERIES                      SERIES
   ------                       ------                      ------
   [All Cap                     Capital Growth              Liquid Asset
   Equity Income                Managed Global              Strategic Equity
   Fully Managed                Asset Allocation Growth     Research
   Value Equity                 Diversified Mid-Cap         Growth
   Small Cap                    Investors                   Global Fixed Income
   Capital Appreciation         Large Cap Value             Developing World
   Rising Dividends             Real Estate                 Equity Income
   Mid-Cap Growth               Hard Assets                 Growth and Income
   Total Return                 Limited Maturity Bond       Special Situations

     The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolio is a part of the ING Variable Insurance Trust managed by ING Investment Management.

         PORTFOLIO
         ---------
         ING Global Brand Names Fund

     The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolios are a part of the Prudential Series Fund, Inc. managed by Jennison Associates, LLC.

         PORTFOLIO
         ---------
         Prudential Jennison

     The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolio is a part of the Warburg Pincus Trust managed by Credit Suisse Asset Management, LLC.

         PORTFOLIO
         ---------
         International Equity
         International Growth

     The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolios are a part of the PIMCO Trust managed by Pacific Investment Management Company.

         PORTFOLIO
         ---------
         PIMCO High Yield Bond
         PIMCO StocksPlus Growth & Income]

GA-CA-1082                            3B

                                  THE SCHEDULE

                               THE GENERAL ACCOUNT

-------------------------------------------------------------------------------

|------------------------------------------------------------------------------|
|   Annuitant              Owner                                               |
|   [THOMAS J. DOE]        [JOHN Q. DOE]                                       |
|------------------------------------------------------------------------------|
|   Initial Premium        Annuity Option           Annuity Commencement Date  |
|   [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]          |
|------------------------------------------------------------------------------|
|   Separate Account(s)                             Certificate Number         |
|   [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]      [123456]                   |
|------------------------------------------------------------------------------|

GENERAL ACCOUNT

[Guaranteed Interest Division

A Guaranteed Interest Division provides an annual minimum interest rate of 3%. At our sole discretion, we may periodically declare higher interest rates for specific Guarantee Periods. Such rates will apply to periods following the date of declaration. Any declaration will be by class and will be based on our future expectations.

Limitations of Allocations

We reserve the right to restrict allocations into and out of the General Account. Such limits may be dollar restrictions on allocations into the General Account or we may restrict reallocations into the General Account.

Transfers from a Guaranteed Interest Division

We currently require that an amount allocated to a Guarantee Period not be transferred until the Maturity Date, except pursuant to our published rules. We reserve the right not to allow amounts previously transferred from a Guaranteed Interest Division to the Variable Separate Account Divisions or to a Fixed Allocation to be transferred back to a Guaranteed Interest Division for a period of at least six months from the date of transfer.]

GA-CA-1082                        3C

                             THE SCHEDULE (STANDARD)

                                CERTIFICATE FACTS
-------------------------------------------------------------------------------
|------------------------------------------------------------------------------|
|   Annuitant              Owner                                               |
|   [THOMAS J. DOE]        [JOHN Q. DOE]                                       |
|------------------------------------------------------------------------------|
|   Initial Premium        Annuity Option           Annuity Commencement Date  |
|   [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]          |
|------------------------------------------------------------------------------|
|   Separate Account(s)                             Certificate Number         |
|   [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]      [123456]                   |
|------------------------------------------------------------------------------|
CERTIFICATE FACTS

Certificate Processing Date

The Certificate Processing Date for your Certificate is [April 1] of each year.

Specially Designated Division

When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the [Liquid Asset Division] unless you specify otherwise.

PARTIAL WITHDRAWALS

The maximum amount that can be withdrawn each Certificate Year without being considered an Excess Partial Withdrawal is described below. We will collect a Surrender Charge for Excess Partial Withdrawals and a charge for any unrecovered Premium Taxes. In no event may a Partial Withdrawal be greater than 90% of the Cash Surrender Value. After a Partial Withdrawal, the remaining Accumulation Value must be at least $100 to keep the Certificate in force.

Systematic Partial Withdrawals and Conventional Partial Withdrawals may not be taken in the same Certificate Year.

To determine the Surrender Charge on Excess Partial Withdrawals, the withdrawals will occur in the following order: (1) Earnings; (2) The Free Amount; (3) Premium Payments made [four] or more years prior to the withdrawal; and (4) Premium Payments made less than [four] years prior to withdrawal.

Earnings and Free Amounts are not treated as withdrawals of Premium Payments for purposes of calculating any Surrender Charge.

Conventional Partial Withdrawals
Minimum Withdrawal Amount: $100.

The maximum amount that can be taken as a Conventional Partial Withdrawal each Certificate Year without being considered an Excess Partial Withdrawal is the greater of:

     (1) Earnings (defined below) not previously withdrawn, but not less than zero; and
     (2) The Free Amount, equal to 10% of Premium Payments not previously withdrawn, which were received within [four] years prior to the date of withdrawal.

Earnings are equal to the Accumulation Value, less Premium Payments, plus prior withdrawals.

Any Conventional Partial Withdrawal is subject to a Market Value Adjustment unless withdrawn from a Fixed Allocation within 30 days prior to the Maturity Date.


GA-CA-1082                              3D1

                                  THE SCHEDULE

-------------------------------------------------------------------------------

|------------------------------------------------------------------------------|
|   Annuitant              Owner                                               |
|   [THOMAS J. DOE]        [JOHN Q. DOE]                                       |
|------------------------------------------------------------------------------|
|   Initial Premium        Annuity Option           Annuity Commencement Date  |
|   [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]          |
|------------------------------------------------------------------------------|
|   Separate Account(s)                             Certificate Number         |
|   [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]      [123456]                   |
|------------------------------------------------------------------------------|

Systematic Partial Withdrawals
Systematic Partial Withdrawals may be elected to commence after 28 days from the Certificate Issue Date and may be taken on a monthly, quarterly or annual basis. You select the day withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Certificate Date will be used.

Maximum Withdrawal Amounts:

     Variable Separate Account Divisions:  .833% of Premium Payments monthly,
                                            2.5% of Premium Payments quarterly
                                            or 10% of Premium Payments annually.

     Fixed Allocations and
     Guaranteed Interest Divisions:        Interest earned on a Fixed Allocation
                                           or Guaranteed Interest Division for
                                           the prior month, quarter or year
                                           (depending on the frequency
                                           selected).

The Maximum Withdrawal Amount available as a Systematic Partial Withdrawal is 10% of Premium Payments not previously withdrawn. Systematic Partial Withdrawals from Fixed Allocations are not subject to a Market Value Adjustment. A Systematic Partial Withdrawal in excess of Earnings and the Free Amount may be subject to a Surrender Charge.

IRA Partial Withdrawals for Qualified Plans Only

Partial Withdrawals may be taken from a Certificate issued as an IRA on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day the withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Certificate Date will be used. Systematic Partial Withdrawals and Conventional Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken. An IRA Partial Withdrawal in excess of the maximum amount allowed under the Systematic Partial Withdrawal option may be subject to a Market Value Adjustment.

DEATH BENEFIT

The Death Benefit is the greatest of (i), (ii) and (iii) below, where:
     (i)   is the Accumulation Value;
     (ii)  is the Guaranteed Death Benefit;
     (iii) is the Cash Surrender Value.


GA-CA-1082                            3D2

                                  THE SCHEDULE

-------------------------------------------------------------------------------

|------------------------------------------------------------------------------|
|   Annuitant              Owner                                               |
|   [THOMAS J. DOE]        [JOHN Q. DOE]                                       |
|------------------------------------------------------------------------------|
|   Initial Premium        Annuity Option           Annuity Commencement Date  |
|   [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]          |
|------------------------------------------------------------------------------|
|   Separate Account(s)                             Certificate Number         |
|   [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]      [123456]                   |
|------------------------------------------------------------------------------|

GUARANTEED DEATH BENEFIT

The Guaranteed Death Benefit for the Certificate is equal to the sum of I and II below.
     I.  The Guaranteed Death Benefit Base for non-Special Funds
     II. The Accumulation Value allocated to Special Funds

On the Certificate Date, the Guaranteed Death Benefit Base for non-Special Funds is the initial premium allocated to non-Special Funds. On subsequent Valuation Dates, the Guaranteed Death Benefit Base for non-Special Funds is calculated as follows:
     (1) Start with the Guaranteed Death Benefit Base for non-Special Funds from the prior Valuation Date.
     (2) Add any additional premiums paid and allocated to non-Special Funds during the current Valuation Period to (1).
     (3) Adjust (2) for any transfers to or from Special Funds during the current Valuation Period.
     (4) Subtract from (3) any Prorata Partial Withdrawal Adjustments for any Partial Withdrawal made from non-Special Funds during the current Valuation Period.

The Guaranteed Death Benefit Base for Special Funds has a corresponding definition, but with respect to amounts allocated to Special Funds.

Transfers from Special Funds to non-Special Funds will reduce the Guaranteed Death Benefit Base for Special Funds on a prorata basis. The resulting increase in the Guaranteed Death Benefit Base for non-Special Funds will equal the lesser of the reduction in the Guaranteed Death Benefit Base for Special Funds and the net Accumulation Value transferred.

Transfers from non-Special Funds to Special Funds will reduce the Guaranteed Death Benefit Base for non-Special Funds on a prorata basis. The resulting increase in the Guaranteed Death Benefit Base for Special Funds will equal the reduction in Guaranteed Death Benefit Base for non-Special Funds.


GA-CA-1082                         3D3

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
   ----------------------------------------------------------------------------
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
    Separate Account(s)    Certificate Number
   ----------------------------------------------------------------------------
    [SEPARATE ACCOUNT B AND THE FIXED ACC[123456]
   ----------------------------------------------------------------------------

SPECIAL FUNDS

Where used in this Certificate, Special Funds are [the Liquid Asset Division, the Limited Maturity Bond Division, the Fixed Allocations and the Guaranteed Interest Division]. We may add newly available Divisions as Special Funds. We may also reclassify an existing Division as a Special Fund or remove such designation upon 30 days notice to you. Such reclassification will apply to amounts transferred or otherwise added to such Division after the date of change. We may reduce the Mortality and Expense Risk Charge (if applicable) for that portion of the Certificate invested in a Special Fund.

PRORATA PARTIAL WITHDRAWAL ADJUSTMENTS

For any partial withdrawal, the Death Benefit components will be reduced by Prorata Partial Withdrawal Adjustments. The Prorata Partial Withdrawal Adjustment to a Death Benefit component for a partial withdrawal is equal to (1) divided by (2) multiplied by (3), where: (1) is the Accumulation Value withdrawn; (2) is the Accumulation Value immediately prior to withdrawal; and
(3) is the amount of the applicable Death Benefit component immediately prior to the withdrawal. Separate adjustments will apply to amounts in the Special and non-Special Funds.

CHANGE OF OWNER

A change of Owner will result in recalculation of the Death Benefit and the Guaranteed Death Benefit. If the Owner's or the oldest of multiple Owners' Attained Age at the time of the change is less than [86], the Guaranteed Death Benefit in effect prior to the change will remain in effect and the Death Benefit provision shall apply.

If any Owner's or oldest multiple Owners' Attained Age is [86] or greater at the time of the change, the Guaranteed Death Benefit will be zero, and the Death Benefit will then be the Cash Surrender Value.


GA-CA-1082                         3D4

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
   ----------------------------------------------------------------------------
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
    Separate Account(s)    Certificate Number
   ----------------------------------------------------------------------------
    [SEPARATE ACCOUNT B AND THE FIXED ACC[123456]
   ----------------------------------------------------------------------------

SPOUSAL CONTINUATION UPON DEATH OF OWNER

If at the Owner's death, the surviving spouse of the deceased Owner is the Beneficiary and such surviving spouse elects to continue the Certificate as their own pursuant to Internal Revenue Code Section 72(s) or the equivalent provisions of U.S. Treasury Department rules for qualified plans, the following will apply:
     (i) If the Guaranteed Death Benefit as of the date we receive due proof of death of the Owner, minus the Accumulation Value, also as of that date, is greater than zero, we will add such difference to the Accumulation Value. Such addition will be allocated to the Divisions of the Separate Account in the same proportion as the Accumulation Value in each Division bears to the Accumulation Value in the Separate Account. If there is no Accumulation Value in the Separate Account, the addition will be allocated to the Liquid Asset Division, or its successor.
     (ii) The Guaranteed Death Benefit will continue to apply, with all age criteria using the surviving spouse's age as the determining age.
     (iii)At subsequent surrender, any Surrender Charge applicable to premiums paid prior to the date we receive due proof of death of the Owner will be waived. Any premiums paid later will be subject to any applicable Surrender Charge.

This addition to Accumulation Value is available only to the spouse of the Owner as of the date of death of the Owner if such spouse under the provisions if this Certificate elects to continue the Certificate as their own.

CHOOSING AN INCOME PLAN

Required Date of Annuity Commencement

Distributions from a Certificate funding a qualified plan must commence no later than April 1st of the calendar year following the calendar year in which the Owner attains age 70 1/2. Otherwise, the Annuity Commencement Date may be no later than the same date as the Certificate Processing Date in the month following the Annuitant's 90th birthday. In applying the Accumulation Value, we may first collect any Premium Taxes due us. If, on the Annuity Commencement Date, a Surrender Charge remains, your elected Annuity Option must include a period certain of at least five years duration.

Minimum Annuity Income Payment

The minimum monthly annuity income payment that we will make is [$20].

GA-CA-1082                         3D5

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
   ----------------------------------------------------------------------------
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
    Separate Account(s)    Certificate Number
   ----------------------------------------------------------------------------
    [SEPARATE ACCOUNT B AND THE FIXED ACC[123456]
   ----------------------------------------------------------------------------

OPTIONAL BENEFIT RIDERS - [None]

ATTAINED AGE

The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Certificate Date.

RESTRICTED FUNDS - [None]

FIXED ACCOUNT

     Minimum Fixed Allocation
     The minimum allocation to the Fixed Account in any one Fixed Allocation is [$250.00].

     Minimum Guaranteed Interest Rate - [3%]

     Guarantee Periods
     We currently offer Guarantee Periods of [1, 3, 5, 7 and 10] year(s). We reserve the right to offer Guarantee Periods of durations other than those available on the Certificate Date. We also reserve the right to cease offering a particular Guarantee Period or Periods.

     Index Rate
     The Index Rate is the average of the Ask Yields for the U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average is based on the period from the 22nd day of the calendar month two months prior to the calendar month of Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity date for these U.S. Treasury Strips is on or next following the last day of the Guarantee Period. If the Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method.

     We currently set the Index Rate once each calendar month. However, we reserve the right to set the Index Rate more frequently than monthly, but in no event will such Index Rate be based on a period less than 28 days.

GA-CA-1082                         3D6

                                  THE SCHEDULE

                                CHARGES AND FEES
   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
   ----------------------------------------------------------------------------
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
    Separate Account(s)    Certificate Number
   ----------------------------------------------------------------------------
    [SEPARATE ACCOUNT B AND THE FIXED ACC[123456]
   ----------------------------------------------------------------------------

DEDUCTIONS FROM PREMIUMS

     None

DEDUCTIONS FROM ACCUMULATION VALUE

     Initial Administrative Charge
     None

     Administrative Charge
     We charge a maximum of $30 to cover a portion of our ongoing administrative expenses for each Certificate Processing Period. The charge is incurred at the beginning of the Certificate Processing Period and deducted on the Certificate Processing Date at the end of the period.

     At the  time of deduction, this charge will be waived  if:
       (1) The Accumulation  Value is at least  $100,000;  or
       (2) The sum of premiums paid to date is at least $100,000

     Excess Allocation Charge
     Currently none, however, we reserve the right to charge $25 for a change if you make more than twelve allocation changes per Certificate Year. Any charge will be deducted in proportion to the amount being transferred from each Division.

     Surrender Charge
     A Surrender Charge is imposed as a percentage of unliquidated premium if the Certificate is surrendered or an Excess Partial Withdrawal is taken. The percentage imposed at time of surrender or Excess Partial Withdrawal depends on the number of complete years that have elapsed since a Premium Payment was made. The Surrender Charge expressed as a percentage of each Premium Payment is as follows:

       Complete Years Elapsed                     Surrender
        Since Premium Payment                      Charges
        ---------------------                      -------

                 [0                                  6%
                  1                                  5%
                  2                                  4%
                  3                                  3%
                 4+                                  0%]


     Surrender of the Certificate is permitted at or before the commencement of Annuity Payments.


GA-CA-1082                         3E1

                                  THE SCHEDULE

                                CHARGES AND FEES
   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
   ----------------------------------------------------------------------------
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
    Separate Account(s)    Certificate Number
   ----------------------------------------------------------------------------
    [SEPARATE ACCOUNT B AND THE FIXED ACC[123456]
   ----------------------------------------------------------------------------

     Premium Taxes
     We deduct the amount of any premium or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

     We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. An Excess Partial Withdrawal will result in the deduction of any Premium Tax then due us on such amount. We reserve the right to change the amount we charge for Premium Tax charges on future Premium Payments to conform with changes in the law or if the Owner changes state of residence.

     Deductions from the Divisions
     Mortality  and Expense  Risk Charge - We deduct a charge from the assets in
     -----------------------------------
     each Variable Separate Account Division on a daily basis of not more than [0.004558]% (equivalent to an annual maximum rate of [1.65]%) for mortality and expense risks. The charge is not deducted from the Fixed Account or General Account Accumulation Values.

     Asset  Based  Administrative  Charge - We  deduct a charge of not more than
     ------------------------------------
     [0.000411]% of the assets in each Variable Separate Account Division on a daily basis (equivalent to an annual maximum rate of [0.15]%) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account or General Account Accumulation Values.

CHARGE DEDUCTION DIVISION

If elected by you, all charges against the Accumulation Value in this Certificate will be deducted from the [Liquid Asset Division].


GA-CA-1082                         3E2

                                  THE SCHEDULE

                               INCOME PLAN FACTORS
   ----------------------------------------------------------------------------
     Annuitant                                                        Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
   ----------------------------------------------------------------------------
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
    Separate Account(s)    Certificate Number
   ----------------------------------------------------------------------------
    [SEPARATE ACCOUNT B AND THE FIXED ACC[123456]
   ----------------------------------------------------------------------------

Values for other payment periods, ages or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                       TABLE FOR INCOME FOR A FIXED PERIOD

      Fixed Period            Monthly           Fixed Period             Monthly          Fixed Period             Monthly
          of Years             Income               of Years              Income              of Years              Income


        [5                  17.95                  14                  7.28                  23                   5.00
        6                   15.18                  15                  6.89                  24                   4.85
        7                   13.20                  16                  6.54                  25                   4.72
        8                   11.71                  17                  6.24                  26                   4.60
        9                   10.56                  18                  5.98                  27                   4.49
        10                   9.64                  19                  5.74                  28                   4.38
        11                   8.88                  20                  5.53                  29                   4.28
        12                   8.26                  21                  5.33                  30                  4.19]
        13                   7.73                  22                  5.16



                            TABLE FOR INCOME FOR LIFE

                                        Male/Female                         Male/Female                        Male/Female
      Age                          10 Years Certain                    20 Years Certain                     Refund Certain
[50                                      $4.06/3.83                          $3.96/3.77                         $3.93/3.75
55                                        4.43/4.14                           4.25/4.05                          4.25/4.03
60                                        4.90/4.56                           4.57/4.37                          4.66/4.40
65                                        5.51/5.10                           4.90/4.73                          5.12/4.83
70                                        6.26/5.81                           5.18/5.07                          5.76/5.42
75                                        7.11/6.70                           5.38/5.33                          6.58/6.19
80                                        7.99/7.70                           5.48/5.46                          7.69/7.21
85                                        8.72/8.59                           5.52/5.51                          8.72/8.59
90                                        9.23/9.18                           5.53/5.53                       10.63/10.53]


GA-CA-1082                         3F

                                 IMPORTANT TERMS

-------------------------------------------------------------------------------
ACCUMULATION VALUE - The amount that a Certificate provides for investment at any time. Initially, this amount is equal to the premium paid.

ANNUITANT - The person designated by the Owner to be the measuring life in determining Annuity Payments.

ANNUITY COMMENCEMENT DATE - For each Certificate, the date on which Annuity
     Payments begin.

ANNUITY OPTIONS - Options the Owner selects that determine the form and amount of Annuity Payments.

ANNUITY PAYMENT - The periodic payment an Owner receives.

ATTAINED AGE - The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Certificate Date.

BENEFICIARY - The person designated to receive benefits in the case of the death of the Owner.

BUSINESS DAY - Any day the New York Stock Exchange ("NYSE") is open for trading, exclusive of federal holidays, or any day on which the Securities and Exchange Commission ("SEC") requires that mutual funds, unit investment trusts or other investment portfolios be valued.

CASH SURRENDER VALUE - The amount the Owner receives upon surrender of the Certificate.

CERTIFICATE ANNIVERSARY - The anniversary of the Certificate Date.

CERTIFICATE DATE - The date we received the initial premium and upon which we begin determining the Certificate values. It may not be the same as the Certificate Issue Date. This date is used to determine Certificate months, processing dates, years, and anniversaries.

CERTIFICATE ISSUE DATE - The date the Certificate is issued at our Customer
     Service Center.

CERTIFICATE PROCESSING DATES - The days when we deduct certain charges from the Accumulation Value. If the Certificate Processing Date is not a Valuation Date, it will be on the next succeeding Valuation Date. The Certificate Processing Date will be on the Certificate Anniversary of each year.

CERTIFICATE PROCESSING PERIOD - The period between successive Certificate
     Processing Dates unless it is the first Certificate Processing Period. In that case, it is the period from the Certificate Date to the first Certificate Processing Date.

CERTIFICATE YEAR - The period between Certificate Anniversaries.

CHARGE DEDUCTION DIVISION - The Division from which all charges are deducted if so designated or elected by the Owner.

CONTINGENT ANNUITANT - The person designated by the Owner who, upon the Annuitant's death prior to the Annuity Commencement Date, becomes the Annuitant.

CONTRACT ISSUE DATE - The date the group contract is issued at our Customer
     Service Center.

CONTRACTHOLDER - The entity to whom the group contract is issued.


GA-CA-1082                         4

-------------------------------------------------------------------------------

EXPERIENCE FACTOR - The factor which reflects the investment experience of the portfolio in which a Variable Separate Account Division invests and also reflects the charges assessed against the Division for a Valuation Period.

FIXED ACCOUNT - This is the Separate Account established to support Fixed
     Allocations.

FIXEDALLOCATION - An amount allocated to the Fixed Account that is credited with a Guaranteed Interest Rate for a specified Guarantee Period.

GUARANTEE PERIOD - The period of years a rate of interest is guaranteed to be credited to a Fixed Allocation or allocations to a Guaranteed Interest Division.

GUARANTEED INTEREST DIVISION - An investment option available in the General
     Account, an account which contains all of our assets other than those held in our Separate Accounts.

GUARANTEED INTEREST RATE - The effective annual interest rate which we will credit for a specified Guarantee Period.

GUARANTEED MINIMUM INTEREST RATE - The minimum interest rate which can be declared by us for Fixed Allocations or Guaranteed Interest Divisions.

INDEX OF INVESTMENT EXPERIENCE - The index that measures the performance of a Variable Separate Account Division.

INITIAL PREMIUM - The payment amount required to put each Certificate in effect.

ISSUE AGE - The Annuitant's or Owner's age on the last birthday on or before the Certificate Date.

MARKET VALUE ADJUSTMENT - A positive or negative adjustment to a Fixed
     Allocation. It may apply if all or part of a Fixed Allocation is withdrawn, transferred, or applied to an Annuity Option prior to the end of the Guarantee Period.

MATURITY DATE - The date on which a Guarantee Period matures.

OWNER- The person who owns a Certificate and is entitled to exercise all rights of the Certificate. This person's death also initiates payment of the Death Benefit.

RIDERS - Riders add provisions or change the terms of the Certificate.

SPECIALLY DESIGNATED DIVISION - Distributions from a portfolio underlying a Division in which reinvestment is not available will be allocated to this Division unless you specify otherwise.

VALUATION DATE - The day at the end of a Valuation Period when each Division is valued.

VALUATION PERIOD - Each business day together with any non-business days before it.

VARIABLE SEPARATE ACCOUNT DIVISION - An investment option available in the
     Variable Separate Account shown in the Schedule.



GA-CA-1082                         5

                        INTRODUCTION TO THIS CERTIFICATE
-------------------------------------------------------------------------------

THE CERTIFICATE

     This is a legal Certificate between you and us. We provide benefits as stated in this Certificate. In return, you supply us with the Initial Premium Payment required to put this Certificate in effect.

     This Certificate, together with any attached enrollment form, Riders or Endorsements, constitutes the entire Certificate. Riders and Endorsements add provisions or change the terms of the basic Certificate.

THE OWNER

     You are the Owner of this Certificate. You are also the Annuitant unless another Annuitant has been named by you and is shown in the Schedule. You have the rights and options described in this Certificate, including but not limited to the right to receive the Annuity Benefits on the Annuity Commencement Date.

     One or more people may own this Certificate. If there are multiple Owners named, the age of the oldest Owner will be used to determine the applicable Death Benefit. In the case of a sole Owner who dies prior to the Annuity Commencement Date, we will pay the Beneficiary the Death Benefit then due. If the sole Owner is not an individual, we will treat the Annuitant as Owner for the purpose of determining when the Owner dies under the Death Benefit provision (if there is no Contingent Annuitant), and the Annuitant's age will determine the applicable Death Benefit payable to the Beneficiary. The sole Owner's estate will be the Beneficiary if no Beneficiary designation is in effect, or if the designated Beneficiary has predeceased the Owner. In the case of a joint Owner of the Certificate dying prior to the Annuity Commencement Date, the surviving Owner(s) will be deemed as the Beneficiary(ies).

THE ANNUITANT

     The Annuitant is the measuring life of the Annuity Benefits provided under this Certificate. You may name a Contingent Annuitant. The Annuitant may not be changed during the Annuitant's lifetime.

     If the Annuitant dies before the Annuity Commencement Date, the Contingent Annuitant becomes the Annuitant. You will be the Contingent Annuitant unless you name someone else. The Annuitant must be a natural person. If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as an Annuitant. If all Owners are not individuals and, through the operation of this provision, an Owner becomes Annuitant, we will pay the death proceeds to the Beneficiary. If there are joint Owners, we will treat the youngest of the Owners as the Contingent Annuitant designated, unless you elect otherwise.

THE BENEFICIARY

     The Beneficiary is the person to whom we pay death proceeds if any Owner dies prior to the Annuity Commencement Date. See Proceeds Payable to the Beneficiary for more information. We pay death proceeds to the primary Beneficiary (unless there are joint Owners in which case the Death Benefit proceeds are payable to the surviving Owner). If the primary Beneficiary dies before the Owner, the death proceeds are paid to the Contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death proceeds to the Owner's estate.


GA-CA-1082                         6

-------------------------------------------------------------------------------

     One or more persons may be named as primary Beneficiary or contingent Beneficiary. In the case of more than one Beneficiary, we will assume any death proceeds are to be paid in equal shares to the surviving Beneficiaries. You can specify other than equal shares.

     You have the right to change Beneficiaries, unless you designate the primary Beneficiary irrevocable. When an irrevocable Beneficiary has been designated, you and the irrevocable Beneficiary may have to act together to exercise the rights and options under this Certificate.

CHANGE OF OWNER OR BENEFICIARY

     During your lifetime and while this Certificate is in effect you can transfer ownership of this Certificate or change the Beneficiary. To make any of these changes, you must send us written notice of the change in a form satisfactory to us. The change will take effect as of the day the notice is signed. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. A Change of Owner may affect the amount of Death Benefit payable under this Certificate. See Proceeds Payable to Beneficiary.


GA-CA-1082                         7

                     PREMIUM PAYMENTS AND ALLOCATION CHANGES
-------------------------------------------------------------------------------

INITIAL PREMIUM PAYMENT

     The Initial Premium Payment is required to put this Certificate in effect. The amount of the Initial Premium Payment is shown in the Schedule.

ADDITIONAL PREMIUM PAYMENTS

     You may make additional Premium Payments under this Certificate after the end of the Right to Examine period. Restrictions on additional Premium Payments, such as the Attained Age of the Annuitant or Owner and the timing and amount of each payment, are shown in the Schedule. We reserve the right to defer acceptance of or to return any additional Premium Payments.

     As of the date we receive and accept your additional Premium Payment:

          (1) The Accumulation Value will increase by the amount of the Premium Payment less any premium deductions as shown in the Schedule.

          (2) The increase in the Accumulation Value will be allocated among the Divisions of the Variable Separate Account and General Account and allocations to the Fixed Account in accordance with your instructions. If you do not provide such instructions, allocation will be among the Divisions of the Variable Separate Account and General Account and allocations to the Fixed Account in proportion to the amount of Accumulation Value in each Division or Fixed Allocation.

     Where to Make Payments
     Remit the Premium Payments to our Customer Service
     Center at the address shown on the cover page. On request we will give you a receipt signed by our treasurer.

YOUR RIGHT TO CHANGE ALLOCATION OF ACCUMULATION VALUE

     You may change the allocation of the Accumulation Value among the Divisions and Fixed Allocations after the end of the Right to Examine period. Allocation changes in excess of twelve in any Certificate Year are subject to the Excess Allocation Charge as stated in the Schedule. To make an allocation change, you must provide us with satisfactory notice at our Customer Service Center. The change will take effect when we receive the notice. Restrictions for reallocation into and out of Divisions of the Variable Separate Account and General Account and allocations to the Fixed Account are shown in the Schedule. An allocation from the Fixed Account may be subject to a Market Value Adjustment. See the Schedule.

WHAT HAPPENS IF A VARIABLE SEPARATE ACCOUNT DIVISION IS NOT AVAILABLE

     When a distribution is made from an investment portfolio supporting a unit investment trust Separate Account Division in which reinvestment is not available, we will allocate the distribution to the Specially Designated Division shown in the Schedule unless you specify otherwise.

     Such a distribution may occur when an investment portfolio or Division matures, when distribution from a portfolio or Division cannot be reinvested in the portfolio or Division due to the unavailability of securities, or for other reasons. When this occurs because of maturity, we will send written notice to you thirty days in advance of such date. To elect an allocation to other than the Specially Designated Division shown in the Schedule, you must provide satisfactory notice to us at least seven days prior to the date the investment matures. Such allocations will not be counted as an allocation change of the Accumulation Value for purposes of the number of free allocations permitted.


GA-CA-1082                         8

-------------------------------------------------------------------------------

RESTRICTED FUNDS

     Restricted Funds are subject to limits as to amounts which may be invested or transferred into such Divisions. The designation of a Division as a Restricted Fund may be changed upon 30 days notice to the Owner with regard to future transfers and Premium Payments into such Division. When a new Division is made available it may be designated as a Restricted Fund. If so designated, the rules regarding its restrictions will be sent to the Owner. Restricted Funds available under this Certificate, if any, as well as applicable total Certificate limits, are shown in the Schedule.

THRESHOLDS

     Each Restricted Fund has one or more thresholds at which point no further amounts may be allocated to that Division. Compliance with a threshold is verified whenever there is a transaction initiated which is subject to such threshold (Premium Payments, transfers, withdrawals). A threshold is applied to the total Accumulation Value of each Restricted Fund. Thresholds may be changed by the Company for new premiums, transfers or withdrawals by Restricted Fund upon 30 day notice.

DOLLAR CAP

     The Dollar Cap is the dollar amount at which no further Accumulation Value may be added to Restricted Funds.

PREMIUM THRESHOLD

     The threshold for premium by Restricted Fund limits the amount of any premium which may be allocated to that Division. Should a request for allocation to a Restricted Fund exceed the limit in effect for that Division or for the Certificate, any excess over that amount shall be allocated prorata to any non-Restricted Fund(s) in which the Certificate is then invested. Should the Certificate not be invested in other non-Restricted Funds, the excess will be invested in the Specially Designated Division unless we receive written instructions to do otherwise. Premium allocations must also satisfy the Allocation Threshold.

ALLOCATION THRESHOLD

     Allocations into a Restricted Fund are limited to that amount such that the Accumulation Value in that Restricted Fund after such allocation does not exceed the threshold for that Division and does not cause the Certificate's total limit on allocation to Restricted Funds to be exceeded. If the amount of an allocation would cause either limit to be exceeded, the allocation will only be executed to the extent the lower limit would allow.

     Allocations from a Restricted Fund will be allowed even if the amount remaining in the Restricted Fund after an allocation exceeds the Allocation Threshold. If a program of allocations over time is authorized by us, verification of the threshold will be performed at the initiation of such program. If such program is modified at a later date, a testing of thresholds will be done at that time.


GA-CA-1082                         9

-------------------------------------------------------------------------------


THRESHOLDS - EFFECT ON WITHDRAWALS

     If a withdrawal is requested while any Accumulation Value is allocated to Restricted Funds and the Allocation Threshold percentage is currently exceeded, the percentage for funds invested in Restricted Funds for the total Certificate, after taking into account the withdrawal, may not be higher than prior to the withdrawal. Should the calculated effect of a withdrawal result in the total Certificate threshold being exceeded, the excess portion of the withdrawal will be processed prorata from all Variable Divisions. Systematic withdrawals, while the Certificate has investments in Restricted Funds, if not withdrawn prorata from all Divisions, shall be monitored annually to assure threshold compliance. Should the effect of such withdrawals cause a Restricted Fund to exceed its threshold, the Divisions from which the withdrawals are processed may be adjusted to assure that the percentage of Accumulation Value in the Restricted Funds does not increase.

THRESHOLD PROCESSING

     For the purpose of calculating any thresholds, the values for the Divisions will be determined using the prior day's closing Index of Investment Experience.


GA-CA-1082                         10

                HOW WE MEASURE THE CERTIFICATE'S ACCUMULATION VALUE
-------------------------------------------------------------------------------

     The variable Annuity Benefits under this Certificate are provided through investments which may be made in our Separate Accounts.

THE VARIABLE SEPARATE ACCOUNTS

     These accounts, which are designated in the Schedule, are kept separate from our General Account and any other Separate Accounts we may have. They are used to support Variable Annuity Certificates and may be used for other purposes permitted by applicable laws and regulations. We own the assets in the Separate Accounts. Assets equal to the reserves and other liabilities of the accounts will not be charged with liabilities that arise from any other business we conduct; but, we may transfer to our General Account assets which exceed the reserves and other liabilities of the Variable Separate Accounts. Income and realized and unrealized gains or losses from assets in these Variable Separate Accounts are credited to or charged against the account without regard to other income, gains or losses in our other investment accounts.

     The Variable Separate Account will invest in mutual funds, unit investment trusts and other investment portfolios which we determine to be suitable for this Certificate's purposes. The Variable Separate Account is treated as a unit investment trust under Federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. The Variable Separate Account is also governed by state law as designated in the Schedule. The trusts may offer non-registered series.

Variable Separate Account Divisions

     A unit investment trust Separate Account includes Divisions, each investing in a designated investment portfolio. The Divisions and the investment portfolios designated may be managed by a separate investment adviser. Such adviser may be registered under the Investment Advisers Act of 1940.

Changes within the Variable Separate Accounts

     We may, from time to time, make additional Variable Separate Account Divisions available to you. These Divisions will invest in investment portfolios we find suitable for the group contract. We also have the right to eliminate Divisions from a Variable Separate Account, to combine two or more Divisions or to substitute a new portfolio for the portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a portfolio or Division no longer suits the purpose of the group contract. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio or Division is no longer available for investment, or for some other reason. We will obtain any required regulatory approvals before making such a substitution.

     Subject to any required regulatory approvals, we reserve the right to transfer assets of the Variable Separate Account which we determine to be associated with the class of contracts to which the group contract belongs, to another Variable Separate Account or Division.

When permitted by law, we reserve the right to:

     (1) deregister a Variable Separate Account under the Investment Company Act of 1940;
     (2) operate a Variable Separate Account as a management company under the Investment Company Act of 1940, if it is operating as a unit investment trust;

     (3) operate a Variable Separate Account as a unit investment trust under the Investment Company Act of 1940, if it is operating as a managed Variable Separate Account;

     (4) restrict or eliminate any voting rights of Owners, or other persons who have voting rights to a Variable Separate Account; and

     (5) combine a Variable Separate Account with other Variable Separate Accounts.


GA-CA-1082                         11

-------------------------------------------------------------------------------
THE GENERAL ACCOUNT

     The General Account contains all assets of the Company other than those in the Separate Accounts we establish. The Guaranteed Interest Divisions available for investment are shown in the Schedule. We may, from time to time, offer other Divisions where assets are held in our General Account.

VALUATION PERIOD

     Each Division and Fixed Allocation will be valued at the end of each Valuation Period on a Valuation Date. A Valuation Period is each Business Day together with any non-Business Days before it. A Business Day is any day the New York Stock Exchange (NYSE) is open for trading, and the SEC requires mutual funds, unit investment trusts, or other investment portfolios to value their securities.

ACCUMULATION VALUE

     The Accumulation Value of this Certificate is the sum of the amounts in each of the Divisions of the Variable Separate Account and General Account and allocations to the Fixed Account. You select the Divisions of the Variable Separate Account and General Account and the Fixed Allocations of the Fixed Account to which to allocate the Accumulation Value.

ACCUMULATION VALUE IN EACH DIVISION AND FIXED ALLOCATION

     On the Certificate Date

     On the Certificate Date, the Accumulation Value is allocated to each Division and Fixed Allocation as elected by you, subject to certain terms and conditions imposed by us. We reserve the right to allocate premium to the Specially Designated Division during any Right to Examine period. After such time, allocation will be made proportionately in accordance with the initial allocation(s) as elected by you.

     On each Valuation Date

     At the end of each subsequent Valuation Period, the amount of Accumulation Value in each Division and Fixed Allocation will be calculated as follows:

          (1) We take the Accumulation Value in the Division or Fixed Allocation at the end of the preceding Valuation Period.

          (2) We multiply (1) by the Variable Separate Account Division's Net Rate of Return for the current Valuation Period or we calculate the interest to be credited to a Fixed Allocation or to a Guaranteed Interest Division for the current Valuation Period.

          (3)  We add (1) and (2).

          (4) We add to (3) any additional Premium Payments (less any premium deductions as shown in the Schedule) allocated to the Division or Fixed Allocation during the current Valuation Period.

          (5) We add or subtract allocations to or from that Division or Fixed Allocation during the current Valuation Period.

          (6) We subtract from (5) any Partial Withdrawals which are allocated to the Division or Fixed Allocation during the current Valuation Period.

          (7) We subtract from (6) the amounts allocated to that Division or Fixed Allocation for:

               (a) any charges due for the Optional Benefit Riders as shown in the Schedule;

               (b) any deductions from Accumulation Value as shown in the Schedule.

     All amounts in (7) are allocated to each Division or Fixed Allocation in the proportion that (6) bears to the Accumulation Value unless the Charge Deduction Division has been specified (see the Schedule).


GA-CA-1082                         12

-------------------------------------------------------------------------------

FIXED ACCOUNT

     The Fixed Account is a Separate Account under state insurance law and is not required to be registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Fixed Account includes various Fixed Allocations which we credit with fixed rates of interest for the Guarantee Period or Periods you select. We reset the interest rates for new Fixed Allocations periodically based on our sole discretion.

     Guarantee Periods

     Each Fixed Allocation is guaranteed an interest rate or rates for a Guarantee Period. The Guaranteed Interest Rates for a Fixed Allocation are effective for the entire period. The Maturity Date of a Guarantee Period will be on the last day of the calendar month in which the Guarantee Period ends. Withdrawals and transfers made during a Guarantee Period may be subject to a Market Value Adjustment unless made within thirty days prior to the Maturity Date.

     Upon the expiry of a Guarantee Period, we will transfer the Accumulation Value of the expiring Fixed Allocation to a Fixed Allocation with a Guarantee Period equal in length to the expiring Guarantee Period, unless you select another period prior to a Maturity Date. We will notify you at least thirty days prior to a Maturity Date of your options for renewal. If the period remaining from the expiry of the previous Guarantee Period to the Annuity Commencement Date is less than the period you have elected or the period expiring, the next shortest period then available that will not extend beyond the Annuity Commencement Date will be offered to you. If a period is not available, the Accumulation Value will be transferred to the Specially Designated Division.

     We will declare Guaranteed Interest Rates for the then available Fixed Allocation Guarantee Periods. These interest rates are based solely on our expectation as to our future earnings. Declared Guaranteed Interest Rates are subject to change at any time prior to application to specific Fixed Allocations, although in no event will the rates be less than the Minimum Guaranteed Interest Rate (see the Schedule).

     Market Value Adjustments

     A Market Value Adjustment will be applied to a Fixed Allocation upon withdrawal, transfer or application to an Income Plan if made more than thirty days prior to such Fixed Allocation's Maturity Date, except on Systematic Partial Withdrawals and IRA Partial Withdrawals. The Market Value Adjustment is applied to each Fixed Allocation separately.

     The Market Value Adjustment is determined by multiplying the amount of the Accumulation Value withdrawn, transferred or applied to an Income Plan by the following factor:


                                            N/365
                         ((1+I)/(1+J+.0050))      -1


     Where I is the Index Rate for a Fixed Allocation on the first day of the applicable Guarantee Period: J is the Index Rate for new Fixed Allocations with Guarantee Periods equal to the number of years (fractional years rounded up to the next full year) remaining in the Guarantee Period at the time of calculation; and N is the remaining number of days in the Guarantee Period at the time of calculation. (The Index Rate is described in the Schedule.)

     Market Value Adjustments will be applied as follows:

          (1) The Market Value Adjustment will be applied to the amount withdrawn before deduction of any applicable Surrender Charge.

          (2) For a Partial Withdrawal, partial transfer or in the case where a portion of an allocation is applied to an Income Plan, the Market Value Adjustment will be calculated on the total amount that must be withdrawn, transferred or applied to an Income Plan in order to provide the amount requested.


GA-CA-1082                         13

-------------------------------------------------------------------------------

          (3) If the Market Value Adjustment is negative, it will be assessed first against any remaining Accumulation Value in the particular Fixed Allocation. Any remaining Market Value Adjustment will be applied against the amount withdrawn, transferred or applied to an Income Plan.

          (4) If the Market Value Adjustment is positive, it will be credited to any remaining Accumulation Value in the particular Fixed Allocation. If a cash surrender, full transfer or full application to an Income Plan has been requested, the Market Value Adjustment is added to the amount withdrawn, transferred or applied to an Income Plan.

MEASUREMENT OF INVESTMENT EXPERIENCE

     Index of Investment Experience

     The Investment Experience of a Variable Separate Account Division is determined on each Valuation Date. We use an Index to measure changes in each Division's experience during a Valuation Period. We set the Index at $10 when the first investments in a Division are made. The Index for a current Valuation Period equals the Index for the preceding Valuation Period multiplied by the Experience Factor for the current Valuation Period.

     How We Determine the Experience Factor

     For Divisions of a unit investment trust Separate Account, the Experience Factor reflects the Investment Experience of the portfolio in which the Division invests as well as the charges assessed against the Division for a Valuation Period. The factor is calculated as follows:

          (1) We take the net asset value of the portfolio in which the Division invests at the end of the current Valuation Period.

          (2) We add to (1) the amount of any dividend or capital gains distribution declared for the investment portfolio and reinvested in such portfolio during the current Valuation Period. We subtract from that amount a charge for our taxes, if any.

          (3) We divide (2) by the net asset value of the portfolio at the end of the preceding Valuation Period.

          (4) We subtract the daily Mortality and Expense Risk Charge for each Division described in the Schedule for each day in the Valuation Period.

          (5) We subtract the daily Asset Based Administrative Charge described in the Schedule for each day in the Valuation Period.

     Calculations for Divisions investing in unit investment trusts are on a per unit basis.

     Net Rate of Return for a Variable Separate Account Division

     The Net Rate of Return for a Variable Separate Account Division during a Valuation Period is the Experience Factor for that Valuation Period minus one.

     Interest Credited to a Guaranteed Interest Division

     Accumulation Value allocated to a Guaranteed Interest Division will be credited with the Guaranteed Interest Rate for the Guarantee Period in effect on the date the premium or reallocation is applied. Once applied, such rate will be guaranteed until the Maturity Date of that Guarantee Period. Interest will be credited daily at a rate to yield the declared annual Guaranteed Interest Rate. No Guaranteed Interest Rate will be less than the Minimum Interest Rate shown in the Schedule.


GA-CA-1082                         14

-------------------------------------------------------------------------------

     Interest Credited to a Fixed Allocation

     A Fixed Allocation will be credited with the Guaranteed Interest Rate for the Guarantee Period in effect on the date the premium or reallocation is applied. Once applied, such rate will be guaranteed until that Fixed Allocation's Maturity Date. Interest will be credited daily at a rate to yield the declared annual Guaranteed Interest Rate.

     We periodically declare Guaranteed Interest Rates for then available Guarantee Periods. No Guaranteed Interest Rate will be less than the Minimum Interest Rate shown in the Schedule.

CHARGES DEDUCTED FROM ACCUMULATION VALUE ON EACH CERTIFICATE PROCESSING DATE

     Expense charges and fees are shown in the Schedule.

     Charge Deduction Division Option

     We will deduct all charges against the Accumulation Value of this Certificate from the Charge Deduction Division if you elected this option on the application (see the Schedule). If you did not elect this Option or if the charges are greater than the amount in the Charge Deduction Division, the charges against the Accumulation Value will be deducted as follows:

          (1) If these charges are less than the Accumulation Value in the Variable Separate Account Divisions, they will be deducted proportionately from all Divisions.

          (2) If these charges exceed the Accumulation Value in the Variable Separate Account Divisions, any excess over such value will be deducted proportionately from any Fixed Allocations and Guaranteed Interest Divisions.

     Any charges taken from the Fixed Account or the General Account will be taken from the Fixed Allocations or the Guaranteed Interest Divisions starting with the Guarantee Period nearest its Maturity Date until such charges have been paid.

     At any time while this Certificate is in effect, you may change your election of this Option. To do this you must send us a written request to our Customer Service Center. Any change will take effect within seven days of the date we receive your request.


GA-CA-1082                         15

                            YOUR CERTIFICATE BENEFITS
-------------------------------------------------------------------------------

     While this Certificate is in effect, there are important rights and benefits that are available to you. We discuss these rights and benefits in this section.

CASH VALUE BENEFIT

     Cash Surrender Value

     The Cash Surrender Value, while the Annuitant is living and before the Annuity Commencement Date, is determined as follows:

          (1)  We take the Certificate's Accumulation Value;

          (2)  We adjust for any applicable Market Value Adjustment;

          (3)  We deduct any Surrender Charges;

          (4) We deduct any charges shown in the Schedule that have been incurred but not yet deducted, including:

               (a)  any administrative charge that has not yet been deducted;

               (b) the pro rata part of any charges for Optional Benefit Riders; and

               (c)  any applicable premium or other tax.

     Cancelling to Receive the Cash Surrender Value

     At any time while the Annuitant is living and before the Annuity Commencement Date, you may surrender this Certificate to us. To do this, you must return this Certificate with a signed request for cancellation to our Customer Service Center.

     The Cash Surrender Value will vary daily. We will determine the Cash Surrender Value as of the date we receive the Certificate and your signed request in our Customer Service Center. All benefits under this Certificate will then end.

     We will usually pay the Cash Surrender Value within seven days; but, we may delay payment as described in the Payments We May Defer provision.

PARTIAL WITHDRAWAL OPTION

     After the Certificate Date, you may make Partial Withdrawals. Partial Withdrawals may be subject to a Partial Withdrawal Charge (see the Schedule). The minimum amount that may be withdrawn is shown in the Schedule. The maximum amount that may be withdrawn without Surrender Charge is shown in the Schedule. To take a Partial Withdrawal, you must provide us satisfactory notice at our Customer Service Center.

PROCEEDS PAYABLE TO THE BENEFICIARY

     Prior to the Annuity Commencement Date

     If the sole Owner dies prior to the Annuity Commencement Date, we will pay the Beneficiary the Death Benefit. If there are joint Owners and any Owner dies, we will pay the surviving Owners the Death Benefit. We will pay the amount on receipt of due proof of the Owner's death at our Customer Service Center. Such amount may be received in a single lump sum or applied to any of the Annuity Options (see Choosing an Income Plan). When the Owner (or all Owners where there are joint Owners) is not an individual, the Death Benefit will become payable on the death of the Annuitant prior to the Annuity Commencement Date (unless a Contingent Annuitant survived the Annuitant). Only one Death Benefit is payable under this Certificate. In all events, distributions under the Certificate must be made as required by applicable law.


GA-CA-1082                         16

-------------------------------------------------------------------------------

     How to Claim Payments to Beneficiary

     We must receive proof of the Owner's (or the Annuitant's) death before we will make any payments to the Beneficiary. We will calculate the Death Benefit as of the date we receive due proof of death. The Beneficiary should contact our Customer Service Center for instructions.


GA-CA-1082                         17

                             CHOOSING AN INCOME PLAN
-------------------------------------------------------------------------------
ANNUITY BENEFITS

     If the Annuitant and Owner are living on the Annuity Commencement Date, we will begin making payments to the Owner. We will make these payments under the Annuity Option (or Options) as chosen in the application or as subsequently selected. You may choose or change an Annuity Option by making a written request at least 30 days prior to the Annuity Commencement Date. Unless you have chosen otherwise, Option 2 on a 10-year period certain basis will become effective. The amounts of the payments will be determined by applying the Accumulation Value on the Annuity Commencement Date in accordance with the Annuity Options section below (see Payments We May Defer). Before we pay any Annuity Benefits, we require the return of this Certificate. If this Certificate has been lost, we require the applicable lost Certificate form.

ANNUITY COMMENCEMENT DATE SELECTION

     You select the Annuity Commencement Date. You may select any date following the fifth Certificate Anniversary but before the required date of Annuity Commencement as shown in the Schedule. If you do not select a date, the Annuity Commencement Date will be in the month following the required date of Annuity Commencement.

FREQUENCY SELECTION

     You may choose the frequency of the Annuity Payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, the payments will be made monthly.

THE INCOME PLAN

     While this Certificate is in effect and before the Annuity Commencement Date, you may choose one or more Annuity Options for the payment of Death Benefit proceeds. If, at the time of the Owner's death, no Option has been chosen for paying the Death Benefit proceeds, the Beneficiary may choose an Option within one year. You may also elect an Annuity Option on surrender of the Certificate for its Cash Surrender Value. For each Option we will issue a separate written agreement putting the Option into effect.

     Our approval is needed for any Option where:

          (1) the person named to receive payment is other than the Owner or Beneficiary; or

          (2)  the person named is not a natural person, such as a corporation;
               or

          (3) any income payment would be less than the minimum annuity income payment shown in the Schedule.

THE ANNUITY OPTIONS

     There are four Options to choose from. They are:

     Option 1. Income for a Fixed Period

     Payment is made in equal installments for a fixed number of years. We guarantee each monthly payment will be at least the Income for Fixed Period amount shown in the Schedule. Values for annual, semiannual or quarterly payments are available on request.


GA-CA-1082                         18

-------------------------------------------------------------------------------

     Option 2. Income for Life

     Payment is made to the person named in equal monthly installments and guaranteed for at least a period certain. The period certain can be 10 or 20 years. Other periods certain are available on request. A refund certain may be chosen instead. Under this arrangement, income is guaranteed until payments equal the amount applied. If the person named lives beyond the guaranteed period, payments continue until his or her death.

     We guarantee each payment will be at least the amount shown in the Schedule. By age, we mean the named person's age on his or her nearest birthday before the Option's effective date. Amounts for ages not shown are available on request.

     Option 3. Joint Life Income

     This Option is available if there are two persons named to receive payments. At least one of the persons named must be either the Owner or Beneficiary of this Certificate. Monthly payments are guaranteed and are made as long as at least one of the named persons is living. The monthly payment amounts are available upon request. Such amounts are guaranteed and will be calculated on the same basis as the Table for Income for Life, however, the amounts will be based on two lives.

     Option 4. Annuity Plan

     Payment may be made under any other method mutually agreed upon by you and us.

     The minimum rates for Option 1 are based on 3% interest, compounded annually. The minimum rates for Options 2 and 3 are based on 3% interest, compounded annually, and the Annuity 2000 Mortality Table. We may pay a higher rate at our discretion.

PAYMENT WHEN NAMED PERSON DIES

     When the person named to receive payment dies, we will pay any amounts still due as provided by the Option agreement. The amounts still due are determined as follows:

          (1) For Option 1 or for any remaining guaranteed payments in Option 2, payments will be continued.

          (2) For Option 3, no amounts are payable after both named persons have died.

          (3) For Option 4, the annuity agreement will state the amount due, if any.


GA-CA-1082                         19

                           OTHER IMPORTANT INFORMATION
-------------------------------------------------------------------------------

ENTIRE CONTRACT

     The group contract, including any attached Rider, endorsement, amendment and the application of the Contractholder, constitute the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Annuitant will be deemed representations and not warranties. No such statement will be used in any contest unless it is contained in the application signed by the Owner, a copy of which has been furnished to the Owner, the Beneficiary or to the Contractholder.

SENDING NOTICE TO US

     Whenever written notice is required, send it to our Customer Service Center. The address of our Customer Service Center is shown on the cover page. Please include your Certificate number in all correspondence.

REPORTS TO OWNER

     We will send you a report at least once during each Certificate Year. The report will show the Accumulation Value and the Cash Surrender Value as of the end of the Certificate Processing Period. The report will also show the allocation of the Accumulation Value as of such date and the amounts deducted from or added to the Accumulation Value since the last report. The report will also include any information that may be currently required by the insurance supervisory official of the jurisdiction in which the Certificate is delivered.

     We will also send you copies of any shareholder reports of the portfolios in which the Divisions of the Variable Separate Account invest, as well as any other reports, notices or documents required by law to be furnished to Owners.

ASSIGNMENT - USING THIS CERTIFICATE AS COLLATERAL SECURITY

     You can assign this Certificate as collateral security for a loan or other obligation. This does not change the ownership. Your rights and any Beneficiary's right are subject to the terms of the assignment. To make or release an assignment, we must receive written notice satisfactory to us, at our Customer Service Center. We are not responsible for the validity of any assignment.

CHANGING THIS CERTIFICATE

     This Certificate or any additional benefit riders may be changed to another annuity plan according to our rules at the time of the change.

CERTIFICATE CHANGES - APPLICABLE TAX LAW

     We reserve the right to make changes in this Certificate or its Riders to the extent we deem it necessary to continue to qualify this Certificate as an annuity. Any such changes will apply uniformly to all Certificates that are affected. You will be given advance written notice of such changes.

MISSTATEMENT OF AGE OR SEX

     If an age or sex has been misstated, the amounts payable or benefits provided by this Certificate will be those that the Premium Payment made would have bought at the correct age or sex.

NON-PARTICIPATING

     This Certificate does not participate in the divisible surplus of Golden American Life Insurance Company.


GA-CA-1082                         20

-------------------------------------------------------------------------------

CONTESTABILITY

     This Certificate is incontestable from its date of issue.

PAYMENTS WE MAY DEFER

     We may not be able to determine the value of the assets of the Variable Separate Account Divisions because: (1) The NYSE is closed for trading; (2) the SEC determines that a state of emergency exists; (3) an order or pronouncement of the SEC permits a delay for the protection of Owners; or
     (4) the check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

     During such times, as to amounts allocated to the Divisions of the Variable Separate Account, we may delay:

          (1)  determination and payment of the Cash Surrender Value;

          (2) determination and payment of any Death Benefit if death occurs before the Annuity Commencement Date;

          (3)  allocation changes of the Accumulation Value; or

          (4)  application of the Accumulation Value under an income plan.

     As to the amounts allocated to a Guaranteed Interest Division in the General Account and as to amounts allocated to Fixed Allocations of the Fixed Account, we may, at any time, defer payment of the Cash Surrender Value for up to six months after we receive a request for it. We will allow interest of at least 3.00% a year on any Cash Surrender Value payment derived from the Fixed Allocations or Guaranteed Interest Divisions that we defer 30 days or more.

AUTHORITY TO MAKE AGREEMENTS

     All agreements made by us must be signed by one of our officers. No other person, including an insurance agent or broker, can: (1) change any of this Certificate's terms; (2) extend the time for Premium Payments; or (3) make any agreement binding on us.

REQUIRED NOTE ON OUR COMPUTATIONS

     We have filed a detailed statement of our computations with the insurance supervisory official in the jurisdiction where this Certificate is delivered. The values are not less than those required by the law of that state or jurisdiction. Any benefit provided by an attached Optional Benefit Rider will not increase these values unless otherwise stated in that Rider.


GA-CA-1082                         21

FLEXIBLE PREMIUM DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CERTIFICATE
- NO DIVIDENDS
-------------------------------------------------------------------------------

Variable Cash Surrender Values while the Annuitant and Owner are living and prior to the Annuity Commencement Date. Death Benefit subject to guaranteed minimum. Partial Withdrawal Option. Non-participating. Investment results reflected in values.


GA-CA-1082

                              THE SCHEDULE (7% DB)

                                CERTIFICATE FACTS

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND THE FIXED ACCONT        [123456]
   ----------------------------------------------------------------------------

CERTIFICATE FACTS

     Certificate Processing Date

     The Certificate Processing Date for your Certificate is [April 1] of each year.

     Specially Designated Division

     When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the [Liquid Asset Division] unless you specify otherwise.

PARTIAL WITHDRAWALS

     The maximum amount that can be withdrawn each Certificate Year without being considered an Excess Partial Withdrawal is described below. We will collect a Surrender Charge for Excess Partial Withdrawals and a charge for any unrecovered Premium Taxes. In no event may a Partial Withdrawal be greater than 90% of the Cash Surrender Value. After a Partial Withdrawal, the remaining Accumulation Value must be at least $100 to keep the Certificate in force.

     Systematic Partial Withdrawals and Conventional Partial Withdrawals may not be taken in the same Certificate Year.

     To determine the Surrender Charge on Excess Partial Withdrawals, the withdrawals will occur in the following order:

          (1)  Earnings;

          (2)  The Free Amount;

          (3)  Premium Payments made [four] or more prior to the withdrawal;

          (4)  Premium Payments made less than [four] years prior to withdrawal.

     Earnings and Free Amounts are not treated as withdrawals of Premium Payments for purposes of calculating any Surrender Charge.

     Conventional Partial Withdrawals

     Minimum Withdrawal Amount: $100.

     The maximum amount that can be taken as a Conventional Partial Withdrawal each Certificate Year without being considered an Excess Partial Withdrawal is the greater of:

          (1) Earnings (defined below) not previously withdrawn, but not less than zero; and

          (2) The Free Amount, equal to 10% of Premium Payments not previously withdrawn, which were received within [four] years prior to the date of withdrawal.

Earnings are equal to the Accumulation Value, less Premium Payments, plus prior withdrawals.

Any Conventional Partial Withdrawal is subject to a Market Value Adjustment unless withdrawn from a Fixed Allocation within 30 days prior to the Maturity Date.


GA-CA-1082                         3D1

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

     Systematic Partial Withdrawals

     Systematic Partial Withdrawals may be elected to commence after 28 days from the Certificate Issue Date and may be taken on a monthly, quarterly or annual basis. You select the day withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Certificate Date will be used.

     Maximum Withdrawal Amounts:

     Variable Separate Account Divisions:   .833% of Premium Payments monthly,
                                            2.5% of Premium Payments quarterly
                                            or 10% of Premium Payments annually.

     Fixed Allocations and
     Guaranteed Interest Divisions:         Interest earned on a Fixed
                                            Allocation or Guaranteed Interest
                                            Division for the prior month,
                                            quarter or year (depending on the
                                            frequency selected).

     The Maximum Withdrawal Amount available as a Systematic Partial Withdrawal is 10% of Premium Payments not previously withdrawn. Systematic Partial Withdrawals from Fixed Allocations are not subject to a Market Value Adjustment. A Systematic Partial Withdrawal in excess of Earnings and the Free Amount may be subject to a Surrender Charge.

     IRA Partial Withdrawals for Qualified Plans Only

     Partial Withdrawals may be taken from a Certificate issued as an IRA on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day the withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Certificate Date will be used. Systematic Partial Withdrawals and Conventional Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken. An IRA Partial Withdrawal in excess of the maximum amount allowed under the Systematic Partial Withdrawal option may be subject to a Market Value Adjustment.

DEATH BENEFIT

     The Death Benefit is the greatest of (i), (ii), (iii) and (iv) below, where:

          (i)  is the Accumulation Value;

          (ii) is the lesser of (a) and (b), where (a) is the Guaranteed Death Benefit and (b) is the Maximum Guaranteed Death Benefit;

          (iii) is the Cash Surrender Value; and

          (iv) is the Minimum Death Benefit.

MINIMUM DEATH BENEFIT

     The Minimum Death Benefit shall be the sum of the following:

          1. The Accumulation Value allocated to Special Funds; and

          2. Adjusted Premium for non-Special Funds.


GA-CA-1082                         3D2

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
    ---------------------------------------------------------------------------

     Adjusted Premium for non-Special Funds shall mean all premium allocated to non-Special Funds, plus an adjustment for any amounts transferred to non-Special Funds, less a prorata adjustment for any amounts transferred or withdrawn from non-Special Funds. The amount of the prorata adjustment will equal (a) times (b) divided by (c), where: (a) is the Adjusted Premium for non-Special Funds prior to the transfer or withdrawal; (b) is the Accumulation Value of the transfer or withdrawal; and (c) is the Accumulation Value allocated to non-Special Funds before the transfer or withdrawal. Adjusted Premium for Special Funds has the same definition, but with respect to amounts allocated to Special Funds.

     Transfers from Special Funds increase the Adjusted Premium for non-Special Funds by the lesser of the reduction of the Adjusted Premium for Special Funds and net Accumulation Value transferred. Transfers from non-Special Funds increase the Adjusted Premium for Special Funds by the reduction in the Adjusted Premium for non-Special Funds.

GUARANTEED DEATH BENEFIT

     The Guaranteed Death Benefit for the Certificate is equal to the sum of I and II below.

          I.  The Guaranteed Death Benefit Base for non-Special Funds

          II. The Accumulation Value allocated to Special Funds

     On the Certificate Date, the Guaranteed Death Benefit Base for non-Special Funds is the initial premium, if applicable, allocated to non-Special Funds. On subsequent Valuation Dates, the Guaranteed Death Benefit Base for non-Special Funds is calculated as follows:

               (1) Start with the Guaranteed Death Benefit Base for non-Special Funds on the prior Valuation Date.

               (2) Calculate interest on (1) for the current Valuation Period at the Guaranteed Death Benefit Interest Rate for non-Special Funds.

               (3)  Add (1) and (2).

               (4) Add to (3) any additional premiums allocated to non-Special Funds during the current Valuation Period.

               (5)  Add to (or subtract from) (4) adjustments for transfers from
                    (to) Special Funds made during the Valuation Period.

               (6) Subtract from (5) the amount of any Special Partial Withdrawal Adjustments and Prorata Partial Withdrawal Adjustments for any partial withdrawals made from non-Special Funds during the current Valuation Period.

     The Guaranteed Death Benefit Base for Special Funds has a corresponding definition, but with respect to amounts allocated to Special Funds.

     Transfers from Special Funds to non-Special Funds will reduce the Guaranteed Death Benefit Base for Special Funds on a prorata basis. The resulting increase in the Guaranteed Death Benefit Base for non-Special Funds will equal the lesser of the reduction in the Guaranteed Death Benefit Base for Special Funds and the net Accumulation Value transferred.


GA-CA-1082                         3D3

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
    ---------------------------------------------------------------------------

     Transfers from non-Special Funds to Special Funds will reduce the Guaranteed Death Benefit Base for non-Special Funds on a prorata basis. The resulting increase in the Guaranteed Death Benefit Base for Special Funds will equal the reduction in Guaranteed Death Benefit Base for non-Special Funds.

GUARANTEED DEATH BENEFIT INTEREST RATE

     The Guaranteed Death Benefit Interest Rate is [7%] compounded annually, except:

          (a) For any portion of the Guaranteed Death Benefit Base for Special Funds, the Guaranteed Death Benefit Interest Rate is [7%] (compounded annually); and

          (b) For any valuation period ending after the Certificate Anniversary on which the Owner attains age [80], or after the Maximum Guaranteed Death Benefit has been reached, the Guaranteed Death Benefit Interest Rate is [0%].

SPECIAL FUNDS

     Where used in this Certificate, Special Funds are [the Liquid Asset Division, the Limited Maturity Bond Division, the Fixed Allocations and the Guaranteed Interest Division]. We may add newly available Divisions as Special Funds. We may also reclassify an existing Division as a Special Fund or remove such designation upon 30 days notice to you. Such reclassification will apply to amounts transferred or otherwise added to such Division after the date of change. We may reduce the Mortality and Expense Risk Charge (if applicable) for that portion of the Certificate invested in a Special Fund.

MAXIMUM GUARANTEED DEATH BENEFIT

     The Maximum Guaranteed Death Benefit is equal to [three] times premium paid, reduced by the amount of any Partial Withdrawal Adjustments. The Maximum Guaranteed Death Benefit is allocated proportionally based on the Certificate's allocation to Special and non-Special funds. Transfers and withdrawals will affect the allocation of the Maximum Guaranteed Death Benefit at the same proportion among the Special and non-Special Funds that they bear to the Accumulation Value transferred or withdrawn. Any addition due to spousal continuation will not affect the Maximum Guaranteed Death Benefit or the Guaranteed Death Benefit Base.

SPECIAL AND PRORATA PARTIAL WITHDRAWAL ADJUSTMENTS

     For any partial withdrawal, the Death Benefit components will be reduced by Prorata Partial Withdrawal Adjustments. A Prorata Partial Withdrawal Adjustment will be made unless a Special Partial Withdrawal Adjustment applies to the component for the withdrawal. Special Partial Withdrawal Adjustments are made when partial withdrawals in any Certificate Year do not exceed [7%] of the sum of cumulative premiums, but only if partial withdrawals in each prior year did not exceed [7%] of the sum of premiums paid prior to that year. The Special Partial Withdrawal Adjustment is equal to the amount of the Accumulation Value withdrawn.


GA-CA-1082                         3D4

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
    ---------------------------------------------------------------------------

     Special Partial Withdrawal Adjustments are applicable only in the calculation of the Maximum Guaranteed Death Benefit and the Guaranteed Death Benefit Base, and in all other cases withdrawals are treated as Prorata Partial Withdrawal Adjustments.

     The Prorata Partial Withdrawal Adjustment to a Death Benefit component is equal to (1) divided by (2), multiplied by (3), where: (1) is the Accumulation Value withdrawn; (2) is the Accumulation Value immediately prior to withdrawal; and (3) is the amount of the applicable Death Benefit component immediately prior to the withdrawal. Separate adjustments will apply to the amounts in the Special and non-Special Funds.

CHANGE OF OWNER

     A change of Owner from a sole Owner to a sole Owner (where there have never been multiple Owners designated) will result in recalculation of the Death Benefit, the Guaranteed Death Benefit, and the Maximum Guaranteed Death Benefit. If the new Owner's Attained Age at the time of the change is less than [80], the Guaranteed Death Benefit and the Maximum Guaranteed Death Benefit in effect prior to the change will remain in effect and the Death Benefit provision shall apply. If the new Owner's Attained Age at the time of the change is [80] or greater, but not greater than [85]:

          (a) The Guaranteed Death Benefit and the Maximum Guaranteed Death Benefit following the change will be zero; and

          (b)  The Death Benefit will then be the greatest of:

               (1)  the Cash Surrender Value;

               (2)  the Accumulation Value; and

               (3)  the Minimum Death Benefit.

     If ownership changes result in multiple Owners or if there has ever been multiple Owners, the Guaranteed Death Benefit and the Maximum Guaranteed Death Benefit shall be set to zero. If the oldest Owner is age [85] or younger at the time of the change, the Death Benefit will then be the greatest of (b) 1, (b) 2 or (b) 3 above.

     If any Owner's or oldest multiple Owners' Attained Age is [86] or greater at the time of the change, the Guaranteed Death Benefit, the Minimum Death Benefit, and the Maximum Guaranteed Death Benefit will be zero, and the Death Benefit will then be the Cash Surrender Value.

     When a change of Owner reduces the Guaranteed Death Benefit and the Maximum Guaranteed Death Benefit to zero, there will be a reduction in the Mortality and Expense Risk Charge.


GA-CA-1082                         3D5

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

SPOUSAL CONTINUATION UPON DEATH OF OWNER

     If at the Owner's death, the surviving spouse of the deceased Owner is the Beneficiary and such surviving spouse elects to continue the Certificate as their own pursuant to Internal Revenue Code Section 72(s) or the equivalent provisions of U.S. Treasury Department rules for qualified plans, the following will apply:

     (a) If the greater of (ii) and (iv) in the Death Benefit provision as of the date we receive due proof of death of the Owner minus the Accumulation Value, also as of that date, is greater than zero, we will add such difference to the Accumulation Value. Such addition will be allocated to the Divisions of the Separate Account in the same proportion as the Accumulation Value in each Division bears to the Accumulation Value in the Separate Account. If there is no Accumulation Value in the Separate Account, the addition will be allocated to the Liquid Asset Division, or its successor.

     (b) The Guaranteed Death Benefit and the Maximum Guaranteed Death Benefit will continue to apply, using the surviving spouse's age as the determining age.

     (c) At subsequent surrender, any Surrender Charge applicable to premiums paid prior to the date we receive due proof of death of the Owner will be waived. Any premiums paid later will be subject to any applicable Surrender Charge.

     This addition to Accumulation Value is available only to the spouse of the Owner as of the date of death of the Owner if such spouse under the provisions of this Certificate elects to continue the Certificate as their own.

CHOOSING AN INCOME PLAN

     Required Date of Annuity Commencement

     Distributions from a Certificate funding a qualified plan must commence no later than April 1st of the calendar year following the calendar year in which the Owner attains age 70 1/2. Otherwise, the Annuity Commencement Date may be no later than the same date as the Certificate Processing Date in the month following the Annuitant's 90th birthday. In applying the Accumulation Value, we may first collect any Premium Taxes due us. If, on the Annuity Commencement Date, a Surrender Charge remains, your elected Annuity Option must include a period certain of at least five years duration.

     Minimum Annuity Income Payment

     The minimum monthly annuity income payment that we will make is [$20].


GA-CA-1082                         3D6

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
    ---------------------------------------------------------------------------

OPTIONAL BENEFIT RIDERS - [None].

ATTAINED AGE

     The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Certificate Date.

RESTRICTED FUNDS - [None]

FIXED ACCOUNT

     Minimum Fixed Allocation

     The minimum allocation to the Fixed Account in any one Fixed Allocation is [$250.00].

     Minimum Guaranteed Interest Rate - [3%].

     Guarantee Periods

     We currently offer Guarantee Periods of [1, 3, 5, 7 and 10] year(s). We reserve the right to offer Guarantee Periods of durations other than those available on the Certificate Date. We also reserve the right to cease offering a particular Guarantee Period or Periods.

     Index Rate

     The Index Rate is the average of the Ask Yields for the U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average is based on the period from the 22nd day of the calendar month two months prior to the calendar month of Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity date for these U.S. Treasury Strips is on or next following the last day of the Guarantee Period. If the Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method.

     We currently set the Index Rate once each calendar month. However, we reserve the right to set the Index Rate more frequently than monthly, but in no event will such Index Rate be based on a period less than 28 days.


GA-CA-1082                         3D7

                                  THE SCHEDULE

                                CHARGES AND FEES
   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

DEDUCTIONS FROM PREMIUMS

     None

DEDUCTIONS FROM ACCUMULATION VALUE

     Initial Administrative Charge

     None

     Administrative Charge

     We charge a maximum of $30 to cover a portion of our ongoing administrative expenses for each Certificate Processing Period. The charge is incurred at the beginning of the Certificate Processing Period and deducted on the Certificate Processing Date at the end of the period.

     At the time of deduction, this charge will be waived if:

          1. The Accumulation Value is at least $100,000; or

          2. The sum of premiums paid to date is at least $100,000 Excess Allocation Charge

     Currently none, however, we reserve the right to charge $25 for a change if you make more than twelve allocation changes per Certificate Year. Any charge will be deducted in proportion to the amount being transferred from each Division.

     Surrender Charge

     A Surrender Charge is imposed as a percentage of unliquidated premium if the Certificate is surrendered or an Excess Partial Withdrawal is taken. The percentage imposed at time of surrender or Excess Partial Withdrawal depends on the number of complete years that have elapsed since a Premium Payment was made. The Surrender Charge expressed as a percentage of each Premium Payment is as follows:

       Complete Years Elapsed                     Surrender
       Since Premium Payment                       Charges
       ----------------------                     ---------
                 [0                                  6%
                  1                                  5%
                  2                                  4%
                  3                                  3%
                 4+                                  0%]


     Surrender of the Certificate is permitted at or before the commencement of Annuity Payments.


GA-CA-1082                         3E1

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
    ---------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
    ---------------------------------------------------------------------------

     Premium Taxes

     We deduct the amount of any premium or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

     We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. An Excess Partial Withdrawal will result in the deduction of any Premium Tax then due us on such amount. We reserve the right to change the amount we charge for Premium Tax charges on future Premium Payments to conform with changes in the law or if the Owner changes state of residence.

     Deductions from the Divisions

     Mortality and Expense Risk Charge - We deduct a charge from the assets in each Variable Separate Account Division on a daily basis of not more than [0.005535]%(equivalent to an annual maximum rate of [2.00]%) for mortality and expense risks. The charge is not deducted from the Fixed Account or General Account Accumulation Values.

     Asset Based Administrative Charge - We deduct a charge of not more than [0.000411]% of the assets in each Variable Separate Account Division on a daily basis (equivalent to an annual maximum rate of [0.15]%) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account or General Account Accumulation Values.

CHARGE DEDUCTION DIVISION

     If elected by you, all charges against the Accumulation Value in this Certificate will be deducted from the [Liquid Asset Division].


GA-CA-1082                         3E2

                                  THE SCHEDULE

                               INCOME PLAN FACTORS
   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
    ---------------------------------------------------------------------------

Values for other payment periods, ages or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                       TABLE FOR INCOME FOR A FIXED PERIOD

      Fixed Period            Monthly           Fixed Period             Monthly          Fixed Period            Monthly
          of Years             Income               of Years              Income              of Years            Income

        [5                   17.95                 14                  7.28                  23                   5.00
         6                   15.18                 15                  6.89                  24                   4.85
         7                   13.20                 16                  6.54                  25                   4.72
         8                   11.71                 17                  6.24                  26                   4.60
         9                   10.56                 18                  5.98                  27                   4.49
        10                    9.64                 19                  5.74                  28                   4.38
        11                    8.88                 20                  5.53                  29                   4.28
        12                    8.26                 21                  5.33                  30                  4.19]
        13                    7.73                 22                  5.16



                            TABLE FOR INCOME FOR LIFE

                      Male/Female           Male/Female           Male/Female
      Age        10 Years Certain      20 Years Certain        Refund Certain


     [50               $4.06/3.83            $3.96/3.77            $3.93/3.75
      55                4.43/4.14             4.25/4.05             4.25/4.03
      60                4.90/4.56             4.57/4.37             4.66/4.40
      65                5.51/5.10             4.90/4.73             5.12/4.83
      70                6.26/5.81             5.18/5.07             5.76/5.42
      75                7.11/6.70             5.38/5.33             6.58/6.19
      80                7.99/7.70             5.48/5.46             7.69/7.21
      85                8.72/8.59             5.52/5.51             8.72/8.59
      90                9.23/9.18             5.53/5.53          10.63/10.53]


GA-CA-1082                         3F

                             THE SCHEDULE (RATCHET)

                                CERTIFICATE FACTS
   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

CERTIFICATE FACTS

     Certificate Processing Date

     The Certificate Processing Date for your Certificate is [April 1] of each year.

     Specially Designated Division

     When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the [Liquid Asset Division] unless you specify otherwise.

PARTIAL WITHDRAWALS

     The maximum amount that can be withdrawn each Certificate Year without being considered an Excess Partial Withdrawal is described below. We will collect a Surrender Charge for Excess Partial Withdrawals and a charge for any unrecovered Premium Taxes. In no event may a Partial Withdrawal be greater than 90% of the Cash Surrender Value. After a Partial Withdrawal, the remaining Accumulation Value must be at least $100 to keep the Certificate in force.

     Systematic Partial Withdrawals and Conventional Partial Withdrawals may not be taken in the same Certificate Year.

     To determine the Surrender Charge on Excess Partial Withdrawals, the withdrawals will occur in the following order:

          (1)  Earnings;

          (2)  The Free Amount;

          (3) Premium Payments made [four] or more years prior to the withdrawal; and,

          (4)  Premium Payments made less than [four] years prior to withdrawal.

     Earnings and Free Amounts are not treated as withdrawals of Premium Payments for purposes of calculating any Surrender Charge.

     Conventional Partial Withdrawals
     Minimum Withdrawal Amount: $100.

     The maximum amount that can be taken as a Conventional Partial Withdrawal each Certificate Year without being considered an Excess Partial Withdrawal is the greater of:

          (1) Earnings (defined below) not previously withdrawn, but not less than zero; and

          (2) The Free Amount, equal to 10% of Premium Payments not previously withdrawn, which were received within [four] years prior to the date of withdrawal.

     Earnings are equal to the Accumulation Value, less Premium Payments, plus prior withdrawals.

     Any Conventional Partial Withdrawal is subject to a Market Value Adjustment unless withdrawn from a Fixed Allocation within 30 days prior to the Maturity Date.


GA-CA-1082                         3D1

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

     Systematic Partial Withdrawals

     Systematic Partial Withdrawals may be elected to commence after 28 days from the Certificate Issue Date and may be taken on a monthly, quarterly or annual basis. You select the day withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Certificate Date will be used.

     Maximum Withdrawal Amounts:

     Variable Separate Account Divisions:   .833% of Premium Payments monthly,
                                            2.5% of Premium Payments quarterly
                                            or 10% of Premium Payments annually.

     Fixed Allocations and
     Guaranteed Interest Divisions:         Interest earned on a Fixed
                                            Allocation or Guaranteed Interest
                                            Division for the prior month,
                                            quarter or year (depending on the
                                            frequency selected).

     The Maximum Withdrawal Amount available as a Systematic Partial Withdrawal is 10% of Premium Payments not previously withdrawn. Systematic Partial Withdrawals from Fixed Allocations are not subject to a Market Value Adjustment. A Systematic Partial Withdrawal in excess of Earnings and the Free Amount may be subject to a Surrender Charge.

     IRA Partial Withdrawals for Qualified Plans Only

     Partial Withdrawals may be taken from a Certificate issued as an IRA on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day the withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Certificate Date will be used. Systematic Partial Withdrawals and Conventional Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken. An IRA Partial Withdrawal in excess of the maximum amount allowed under the Systematic Partial Withdrawal option may be subject to a Market Value Adjustment.

DEATH BENEFIT

     The Death Benefit is the greatest of (i), (ii), (iii) and (iv) below, where:

          (i)  is the Accumulation Value;

          (ii) is the Guaranteed Death Benefit;

          (iii) is the Cash Surrender Value; and

          (iv) is the Minimum Death Benefit.


GA-CA-1082                         3D2

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

MINIMUM DEATH BENEFIT

     The Minimum Death Benefit shall be the sum of the following:

          1. The Accumulation Value allocated to Special Funds; and

          2. Adjusted Premium for non-Special Funds.

     Adjusted Premium for non-Special Funds shall mean all premium allocated to non-Special Funds, plus an adjustment for any amounts transferred to non-Special Funds, less a prorata adjustment for any amounts transferred or withdrawn from non-Special Funds. The amount of the prorata adjustment will equal (a) times (b) divided by (c), where (a) is the Adjusted Premium for non-Special Funds prior to the transfer or withdrawal; (b) is the Accumulation Value of the transfer or withdrawal; and (c) is the Accumulation Value allocated to non-Special Funds before the transfer or withdrawal. Adjusted Premium for Special Funds has the same definition, but with respect to amounts allocated to Special Funds.

     Transfers from Special Funds increase the Adjusted Premium for non-Special Funds by the lesser of the reduction of the Adjusted Premium for Special Funds and net Accumulation Value transferred. Transfers from non-Special Funds increase the Adjusted Premium for Special Funds by the reduction in the Adjusted Premium for non-Special Funds.

GUARANTEED DEATH BENEFIT

     The Guaranteed Death Benefit for the Certificate is equal to the sum of I and II below.

          I.  The Guaranteed Death Benefit Base for non-Special Funds

          II. The Accumulation Value allocated to Special Funds

     On the Certificate Date, the Guaranteed Death Benefit Base for non-Special Funds is the initial premium allocated to non-Special Funds. On subsequent Valuation Dates, the Guaranteed Death Benefit Base for non-Special Funds is calculated as follows:

          (1) Start with the Guaranteed Death Benefit Base for non-Special Funds on the prior Valuation Date.

          (2) Add to (1) any additional premium allocated to the non-Special Funds during the current Valuation Period and adjustments for transfers from Special Funds during the current Valuation Period and subtract from (1) any adjustment for transfers to Special Funds during the current Valuation Period and any Prorata Partial Withdrawal Adjustments for any Partial Withdrawals taken from non-Special Funds during the current Valuation Period.

          (3) On a Valuation Date that occurs on or prior to the Owner's Attained Age [90], which is also a Certificate Anniversary, we set the Guaranteed Death Benefit Base for non-Special Funds equal to the greater of (2) or the Accumulation Value allocated to non-Special Funds as of such date. On all other Valuation Dates, the Guaranteed Death Benefit Base for non-Special Funds is equal to (2).

     The Guaranteed Death Benefit Base for Special Funds has a corresponding definition, but with respect to amounts allocated to Special Funds.


GA-CA-1082                         3D3

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

     Transfers from Special Funds to non-Special Funds will reduce the Guaranteed Death Benefit Base for Special Funds on a prorata basis. The resulting increase in the Guaranteed Death Benefit Base for non-Special Funds will equal the lesser of the reduction in the Guaranteed Death Benefit Base for Special Funds and the net Accumulation Value transferred.

     Transfers from non-Special Funds to Special Funds will reduce the Guaranteed Death Benefit Base for non-Special Funds on a prorata basis. The resulting increase in the Guaranteed Death Benefit Base for Special Funds will equal the reduction in Guaranteed Death Benefit Base for non-Special Funds.

SPECIAL FUNDS

     Where used in this Certificate, Special Funds are [the Liquid Asset Division, the Limited Maturity Bond Division, the Fixed Allocations and the Guaranteed Interest Division]. We may add newly available Divisions as Special Funds. We may also reclassify an existing Division as a Special Fund or remove such designation upon 30 days notice to you. Such reclassification will apply to amounts transferred or otherwise added to such Division after the date of change. We may reduce the Mortality and Expense Risk Charge (if applicable) for that portion of the Certificate invested in a Special Fund.

PRORATA PARTIAL WITHDRAWAL ADJUSTMENTS

     For any partial withdrawal, the Death Benefit components will be reduced by Prorata Partial Withdrawal Adjustments. The Prorata Partial Withdrawal Adjustment to a Death Benefit component for a partial withdrawal is equal to (1) divided by (2) multiplied by (3), where: (1) is the Accumulation Value withdrawn; (2) is the Accumulation Value immediately prior to withdrawal; and (3) is the amount of the applicable Death Benefit component immediately prior to the withdrawal. Separate adjustments will apply to amounts in the Special and non-Special Funds.

CHANGE OF OWNER

     A change of Owner from a sole Owner to a sole Owner (where there have never been multiple Owners designated) will result in recalculation of the Death Benefit and the Guaranteed Death Benefit. If the new Owner's Attained Age at the time of the change is less than [80], the Guaranteed Death Benefit in effect prior to the change will remain in effect and the Death Benefit provision will apply. If the new Owner's Attained Age at the time of the change is [80] or greater, but not greater than [85]:

          (a)  The Guaranteed Death Benefit following the change will be zero;
               and

          (b)  The Death Benefit will then be the greatest of:

               (1)  the Cash Surrender Value;

               (2)  the Accumulation Value; and

               (3)  the Minimum Death Benefit.


GA-CA-1082                         3D4

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
   -----------------------------------------------------------------------------
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

     If ownership changes result in multiple Owners or if there has ever been multiple Owners, the Guaranteed Death Benefit shall be set to zero. If the oldest Owner is age [85] or younger at the time of the change, the Death Benefit will then be the greatest of (b) 1, (b) 2 or (b) 3 above.

     If any Owner's or oldest multiple Owners' Attained Age is [86] or greater at the time of the change, the Guaranteed Death Benefit will be zero, and the Death Benefit will then be the Cash Surrender Value.

     When a change of Owner reduces the Guaranteed Death Benefit to zero, there will be a reduction in the Mortality and Expense Risk Charge.

SPOUSAL CONTINUATION UPON DEATH OF OWNER

     If at the Owner's death, the surviving spouse of the deceased Owner is the Beneficiary and such surviving spouse elects to continue the Certificate as their own pursuant to Internal Revenue Code Section 72(s) or the equivalent provisions of U.S. Treasury Department rules for qualified plans, the following will apply:

     (a) If the greater of (ii) and (iv) in the Death Benefit provision as of the date we receive due proof of death of the Owner minus the Accumulation Value, also as of that date, is greater than zero, we will add such difference to the Accumulation Value. Such addition will be allocated to the Divisions of the Separate Account in the same proportion as the Accumulation Value in each Division bears to the Accumulation Value in the Separate Account. If there is no Accumulation Value in the Separate Account, the addition will be allocated to the Liquid Asset Division, or its successor.

     (b) The Guaranteed Death Benefit and the Maximum Guaranteed Death Benefit will continue to apply, using the surviving spouse's age as the determining age.

     (c) At subsequent surrender, any Surrender Charge applicable to premiums paid prior to the date we receive due proof of death of the Owner will be waived. Any premiums paid later will be subject to any applicable Surrender Charge.

     This addition to Accumulation Value is available only to the spouse of the Owner as of the date of death of the Owner if such spouse under the provisions of this Certificate elects to continue the Certificate as their own.

CHOOSING AN INCOME PLAN

     Required Date of Annuity Commencement

     Distributions from a Certificate funding a qualified plan must commence no later than April 1st of the calendar year following the calendar year in which the Owner attains age 70 1/2. Otherwise, the Annuity Commencement Date may be no later than the same date as the Certificate Processing Date in the month following the Annuitant's 90th birthday. In applying the Accumulation Value, we may first collect any Premium Taxes due us. If, on the Annuity Commencement Date, a Surrender Charge remains, your elected Annuity Option must include a period certain of at least five years duration.

     Minimum Annuity Income Payment

     The minimum monthly annuity income payment that we will make is [$20].


GA-CA-1082                         3D5

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

OPTIONAL BENEFIT RIDERS - [None]

ATTAINED AGE

     The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Certificate Date.

RESTRICTED FUNDS - [None]

FIXED ACCOUNT

     Minimum Fixed Allocation

     The minimum allocation to the Fixed Account in any one Fixed Allocation is [$250.00].

     Minimum Guaranteed Interest Rate - [3%]

     Guarantee Periods

     We currently offer Guarantee Periods of [1, 3, 5, 7 and 10] year(s). We reserve the right to offer Guarantee Periods of durations other than those available on the Certificate Date. We also reserve the right to cease offering a particular Guarantee Period or Periods.

     Index Rate

     The Index Rate is the average of the Ask Yields for the U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average is based on the period from the 22nd day of the calendar month two months prior to the calendar month of Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity date for these U.S. Treasury Strips is on or next following the last day of the Guarantee Period. If the Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method.

     We currently set the Index Rate once each calendar month. However, we reserve the right to set the Index Rate more frequently than monthly, but in no event will such Index Rate be based on a period less than 28 days.


GA-CA-1082                         3D6

                                  THE SCHEDULE

                                CHARGES AND FEES
   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

DEDUCTIONS FROM PREMIUMS

     None

DEDUCTIONS FROM ACCUMULATION VALUE

     Initial Administrative Charge

     None

     Administrative Charge

     We charge a maximum of $30 to cover a portion of our ongoing administrative expenses for each Certificate Processing Period. The charge is incurred at the beginning of the Certificate Processing Period and deducted on the Certificate Processing Date at the end of the period.

     At the time of deduction, this charge will be waived if:

          (1)  The Accumulation Value is at least $100,000; or

          (2)  The sum of premiums paid to date is at least $100,000.

     Excess Allocation Charge

     Currently none, however, we reserve the right to charge $25 for a change if you make more than twelve allocation changes per Certificate Year. Any charge will be deducted in proportion to the amount being transferred from each Division.

     Surrender Charge

     A Surrender Charge is imposed as a percentage of unliquidated premium if the Certificate is surrendered or an Excess Partial Withdrawal is taken. The percentage imposed at time of surrender or Excess Partial Withdrawal depends on the number of complete years that have elapsed since a Premium Payment was made. The Surrender Charge expressed as a percentage of each Premium Payment is as follows:

       Complete Years Elapsed                     Surrender
       Since Premium Payment                       Charges
       ----------------------                     ---------
                 [0                                  6%
                  1                                  5%
                  2                                  4%
                  3                                  3%
                 4+                                  0%]


     Surrender of the Certificate is permitted at or before the commencement of Annuity Payments.


GA-CA-1082                         3E1

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

     Premium Taxes

     We deduct the amount of any premium or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

     We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. An Excess Partial Withdrawal will result in the deduction of any Premium Tax then due us on such amount. We reserve the right to change the amount we charge for Premium Tax charges on future Premium Payments to conform with changes in the law or if the Owner changes state of residence.

     Deductions from the Divisions

     Mortality and Expense Risk Charge - We deduct a charge from the assets in each Variable Separate Account Division on a daily basis of not more than [0.005255]% (equivalent to an annual maximum rate of [1.90]%) for mortality and expense risks. The charge is not deducted from the Fixed Account or General Account Accumulation Values.

     Asset Based Administrative Charge - We deduct a charge of not more than [0.000411]% of the assets in each Variable Separate Account Division on a daily basis (equivalent to an annual maximum rate of [0.15]%) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account or General Account Accumulation Values.

CHARGE DEDUCTION DIVISION

     If elected by you, all charges against the Accumulation Value in this Certificate will be deducted from the [Liquid Asset Division].


GA-CA-1082                         3E2

                                  THE SCHEDULE

                               INCOME PLAN FACTORS
   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

     Values for other payment periods, ages or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                       TABLE FOR INCOME FOR A FIXED PERIOD

      Fixed Period        Monthly     Fixed Period        Monthly    Fixed Period        Monthly
          of Years         Income         of Years         Income        of Years         Income

        [5               17.95           14             7.28            23              5.00
         6               15.18           15             6.89            24              4.85
         7               13.20           16             6.54            25              4.72
         8               11.71           17             6.24            26              4.60
         9               10.56           18             5.98            27              4.49
        10                9.64           19             5.74            28              4.38
        11                8.88           20             5.53            29              4.28
        12                8.26           21             5.33            30             4.19]
        13                7.73           22             5.16



                            TABLE FOR INCOME FOR LIFE

                   Male/Female         Male/Female           Male/Female
        Age        10 Years Certain    20 Years Certain        Refund Certain

        [50        $4.06/3.83          $3.96/3.77            $3.93/3.75
        55          4.43/4.14           4.25/4.05             4.25/4.03
        60          4.90/4.56           4.57/4.37             4.66/4.40
        65          5.51/5.10           4.90/4.73             5.12/4.83
        70          6.26/5.81           5.18/5.07             5.76/5.42
        75          7.11/6.70           5.38/5.33             6.58/6.19
        80          7.99/7.70           5.48/5.46             7.69/7.21
        85          8.72/8.59           5.52/5.51             8.72/8.59
        90          9.23/9.18           5.53/5.53           10.63/10.53]


GA-CA-1082                         3F

                             THE SCHEDULE (COMBO DB)

                                CERTIFICATE FACTS
   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

CERTIFICATE FACTS

     Certificate Processing Date

     The Certificate Processing Date for your Certificate is [April 1] of each year.

     Specially Designated Division

     When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the [Liquid Asset Division] unless you specify otherwise.

PARTIAL WITHDRAWALS

     The maximum amount that can be withdrawn each Certificate Year without being considered an Excess Partial Withdrawal is described below. We will collect a Surrender Charge for Excess Partial Withdrawals and a charge for any unrecovered Premium Taxes. In no event may a Partial Withdrawal be greater than 90% of the Cash Surrender Value. After a Partial Withdrawal, the remaining Accumulation Value must be at least $100 to keep the Certificate in force.

     Systematic Partial Withdrawals and Conventional Partial Withdrawals may not be taken in the same Certificate Year.

     To determine the Surrender Charge on Excess Partial Withdrawals, the withdrawals will occur in the following order:

          (1)  Earnings;

          (2)  The Free Amount;

          (3) Premium Payments made [four] or more years prior to the withdrawal; and,

          (4) Premium Payments which made less than [four] years prior to withdrawal.

     Earnings and Free Amounts are not treated as withdrawals of Premium Payments for purposes of calculating any Surrender Charge.

     Conventional Partial Withdrawals
     Minimum Withdrawal Amount: $100.

     The maximum amount that can be taken as a Conventional Partial Withdrawal each Certificate Year without being considered an Excess Partial Withdrawal is the greater of:

          (1) Earnings (defined below) not previously withdrawn, but not less than zero; and

          (2) The Free Amount, equal to 10% of Premium Payments not previously withdrawn, which were received within [four] years prior to the date of withdrawal.

     Earnings are equal to the Accumulation Value, less Premium Payments, plus prior withdrawals.

     Any Conventional Partial Withdrawal is subject to a Market Value Adjustment unless withdrawn from a Fixed Allocation within 30 days prior to the Maturity Date.


GA-CA-1082                         3D1

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

     Systematic Partial Withdrawals

     Systematic Partial Withdrawals may be elected to commence after 28 days from the Certificate Issue Date and may be taken on a monthly, quarterly or annual basis. You select the day withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Certificate Date will be used.

     Maximum Withdrawal Amounts:

     Variable Separate Account Divisions:   .833% of Premium Payments monthly,
                                            2.5% of Premium Payments quarterly
                                            or 10% of Premium Payments annually.

     Fixed Allocations and
     Guaranteed Interest Divisions:         Interest earned on a Fixed
                                            Allocation or Guaranteed Interest
                                            Division for the prior month,
                                            quarter or year (depending on the
                                            frequency selected).

     The Maximum Withdrawal Amount available as a Systematic Partial Withdrawal is 10% of Premium Payments not previously withdrawn. Systematic Partial Withdrawals from Fixed Allocations are not subject to a Market Value Adjustment. A Systematic Partial Withdrawal in excess of Earnings and the Free Amount may be subject to a Surrender Charge.

     IRA Partial Withdrawals for Qualified Plans Only

     Partial Withdrawals may be taken from a Certificate issued as an IRA on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day the withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Certificate Date will be used. Systematic Partial Withdrawals and Conventional Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken. An IRA Partial Withdrawal in excess of the maximum amount allowed under the Systematic Partial Withdrawal option may be subject to a Market Value Adjustment.

DEATH BENEFIT

     The Death Benefit is the greatest of (i), (ii), (iii), (iv) and (v) below, where:

          (i)  is the Accumulation Value;

          (ii) is the lesser of (a) and (b) where (a) is the Guaranteed Death Benefit, and (b) is the Maximum Guaranteed Death Benefit;

          (iii) is the Cash Surrender Value;

          (iv) is the Minimum Death Benefit; and

          (v)  the Alternate Guaranteed Death Benefit.

MINIMUM DEATH BENEFIT

The Minimum Death Benefit shall be the sum of the following:

          1. The Accumulation Value allocated to Special Funds; and

          2. Adjusted Premium for non-Special Funds.


GA-CA-1082                         3D2

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

     Adjusted Premium for non-Special Funds shall mean all premium allocated to non-Special Funds, plus an adjustment for any amounts transferred to non-Special Funds, less a prorata adjustment for any amounts transferred or withdrawn from non-Special Funds. The amount of the prorata adjustment will equal (a) times (b) divided by (c), where: (a) is the Adjusted Premium for non-Special Funds prior to the transfer or withdrawal; (b) is the Accumulation Value of the transfer or withdrawal; and (c) is the Accumulation Value allocated to non-Special Funds before the transfer or withdrawal. Adjusted Premium for Special Funds has the same definition, but with respect to amounts allocated to Special Funds.

     Transfers from Special Funds increase the Adjusted Premium for non-Special Funds by the lesser of the reduction of the Adjusted Premium for Special Funds and net Accumulation Value transferred. Transfers from non-Special Funds increase the Adjusted Premium for Special Funds by the reduction in the Adjusted Premium for non-Special Funds.

GUARANTEED DEATH BENEFIT

     The Guaranteed Death Benefit for the Certificate is equal to the sum of I and II below.

          I. The Guaranteed Death Benefit Base for non-Special Funds

          II.The Accumulation Value allocated to Special Funds

     On the Certificate Date, the Guaranteed Death Benefit Base for non-Special Funds is the initial premium, if applicable, allocated to non-Special Funds. On subsequent Valuation Dates, the Guaranteed Death Benefit Base for non-Special Funds is calculated as follows:

          (1) Start with the Guaranteed Death Benefit Base for non-Special Funds on the prior Valuation Date.

          (2) Calculate interest on (1) for the current Valuation Period at the Guaranteed Death Benefit Interest Rate for non-Special Funds.

          (3)  Add (1) and (2).

          (4) Add to (3) any additional premiums allocated to non-Special Funds during the current Valuation Period.

          (5) Add to (or subtract from) (4) adjustments for transfers from (to) Special Funds made during the Valuation Period.

          (6) Subtract from (5) the amount of any Special Partial Withdrawal Adjustments and Prorata Partial Withdrawal Adjustments for any partial withdrawals made from non-Special Funds during the current Valuation Period.

     The Guaranteed Death Benefit Base for Special Funds has a corresponding definition, but with respect to amounts allocated to Special Funds.

     Transfers from Special Funds to non-Special Funds will reduce the Guaranteed Death Benefit Base for Special Funds on a prorata basis. The resulting increase in the Guaranteed Death Benefit Base for non-Special Funds will equal the lesser of the reduction in the Guaranteed Death Benefit Base for Special Funds and the net Accumulation Value transferred.


GA-CA-1082                         3D3

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

     Transfers from non-Special Funds to Special Funds will reduce the Guaranteed Death Benefit Base for non-Special Funds on a prorata basis. The resulting increase in the Guaranteed Death Benefit Base for Special Funds will equal the reduction in Guaranteed Death Benefit Base for non-Special Funds.

GUARANTEED DEATH BENEFIT INTEREST RATE

     The Guaranteed Death Benefit Interest Rate is [7%] compounded annually, except:

          (a) For any portion of the Guaranteed Death Benefit Base for Special Funds, the Guaranteed Death Benefit Interest Rate is [7%] (compounded annually); and

          (b) For any valuation period ending after the Certificate Anniversary on which the Owner attains age [80], or after the Maximum Guaranteed Death Benefit has been reached, the Guaranteed Death Benefit Interest Rate is [0%].

SPECIAL FUNDS

     Where used in this Certificate, Special Funds are [the Liquid Asset Division, the Limited Maturity Bond Division, the Fixed Allocations and the Guaranteed Interest Division]. We may add newly available Divisions as Special Funds. We may also reclassify an existing Division as a Special Fund or remove such designation upon 30 days notice to you. Such reclassification will apply to amounts transferred or otherwise added to such Division after the date of change. We may reduce the Mortality and Expense Risk Charge (if applicable) for that portion of the Certificate invested in a Special Fund.

MAXIMUM GUARANTEED DEATH BENEFIT

     The Maximum Guaranteed Death Benefit is equal to [three] times premium paid, reduced by the amount of any Partial Withdrawal Adjustments. The Maximum Guaranteed Death Benefit is allocated proportionally based on the Certificate's allocation to Special and non-Special funds. Transfers and withdrawals will affect the allocation of the Maximum Guaranteed Death Benefit at the same proportion among the Special and non-Special Funds that they bear to the Accumulation Value transferred or withdrawn. Any addition due to spousal continuation will not affect the Maximum Guaranteed Death Benefit or the Guaranteed Death Benefit Base.

SPECIAL AND PRORATA PARTIAL WITHDRAWAL ADJUSTMENTS

     For any partial withdrawal, the Death Benefit components will be reduced by Prorata Partial Withdrawal Adjustments. A Prorata Partial Withdrawal Adjustment will be made unless a Special Partial Withdrawal Adjustment applies to the component for the withdrawal. Special Partial Withdrawal Adjustments are made when partial withdrawals in any Certificate Year do not exceed [7%] of the sum of cumulative premiums, but only if partial withdrawals in each prior year did not exceed [7%] of the sum of premiums paid prior to that year. The Special Partial Withdrawal Adjustment is equal to the amount of the Accumulation Value withdrawn.


GA-CA-1082                         3D4

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

     Special Partial Withdrawal Adjustments are applicable only in the calculation of the Maximum Guaranteed Death Benefit and the Guaranteed Death Benefit Base, and in all other cases withdrawals are treated as Prorata Partial Withdrawal Adjustments.

     The Prorata Partial Withdrawal Adjustment to a Death Benefit component is equal to (1) divided by (2), multiplied by (3), where: (1) is the Accumulation Value withdrawn; (2) is the Accumulation Value immediately prior to withdrawal; and (3) is the amount of the applicable Death Benefit component immediately prior to the withdrawal. Separate adjustments will apply to the amounts in the Special and non-Special Funds.

ALTERNATE GUARANTEED DEATH BENEFIT

     The Alternate Guaranteed Death Benefit for the Certificate is equal to the sum of I and II below.

          I.  The Alternate Guaranteed Death Benefit Base for non-Special Funds

          II. The Accumulation Value allocated to Special Funds

     On the Certificate Date, the Alternate Guaranteed Death Benefit Base for non-Special Funds is the initial premium allocated to non-Special Funds. On subsequent Valuation Dates, the Alternate Guaranteed Death Benefit Base for non-Special Funds is calculated as follows:

          (1) Start with the Alternate Guaranteed Death Benefit Base for non-Special Funds from the prior Valuation Date.

          (2) Add to (1) any additional premium allocated to the non-Special Funds during the current Valuation Period and adjustments for transfers from Special Funds during the current Valuation Period and subtract from (1) any adjustment for transfers to Special Funds during the current Valuation Period and any Prorata Partial Withdrawal Adjustments for any Partial Withdrawals taken from non-Special Funds during the current Valuation Period.

          (3) On a Valuation Date that occurs on or prior to the Owner's Attained Age [90], which is also a Certificate Anniversary, we set the Alternate Guaranteed Death Benefit Base for non-Special Funds equal to the greater of (2) or the Accumulation Value as of such date. On all other Valuation Dates, the Alternate Guaranteed Death Benefit Base for non-Special Funds is equal to (2).

     The Alternate Guaranteed Death Benefit Base for Special Funds has a corresponding definition, but with respect to amounts allocated to Special Funds.

     Transfers from Special Funds to non-Special Funds will reduce the Alternate Guaranteed Death Benefit Base for Special Funds on a prorata basis. The resulting increase in the Alternate Guaranteed Death Benefit Base for non-Special Funds will equal the lesser of the reduction in the Alternate Guaranteed Death Benefit Base for Special Funds and the net Accumulation Value transferred.


GA-CA-1082                         3D5

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

     Transfers from non-Special Funds to Special Funds will reduce the Alternate Guaranteed Death Benefit Base for non-Special Funds on a prorata basis. The resulting increase in the Alternate Guaranteed Death Benefit Base for Special Funds will equal the reduction in Alternate Guaranteed Death Benefit Base for non-Special Funds.

CHANGE OF OWNER

     A change of Owner from a sole Owner to a sole Owner (where there have never been multiple Owners designated) will result in recalculation of the Death Benefit, the Guaranteed Death Benefit, the Alternate Guaranteed Death Benefit, and the Maximum Guaranteed Death Benefit. If the new Owner's Attained Age at the time of the change is less than [80], the Guaranteed Death Benefit, the Alternate Guaranteed Death Benefit and the Maximum Guaranteed Death Benefit in effect prior to the change will remain in effect and the Death Benefit provision shall apply. If the new Owner's Attained Age at the time of the change is [80] or greater, but not greater than [85]:

          (a) The Guaranteed Death Benefit, the Alternate Guaranteed Death Benefit, and the Maximum Guaranteed Death Benefit following the change will be zero; and

          (b)  The Death Benefit will then be the greatest of:

               1)  the Cash Surrender Value;

               2)  the Accumulation Value; and

               3)  the Minimum Death Benefit.

     If ownership changes result in multiple Owners or if there has ever been multiple Owners, the Guaranteed Death Benefit, the Alternate Guaranteed Death Benefit and the Maximum Guaranteed Death Benefit shall be set to zero. If the oldest Owner is age [85] or younger at the time of the change, the Death Benefit will then be the greatest of (b) 1, (b) 2 or (b) 3 above.

     If any Owner's or oldest multiple Owner's Attained Age is [86] or greater at the time of the change, the Guaranteed Death Benefit, the Minimum Death Benefit, the Alternate Guaranteed Death Benefit and the Maximum Guaranteed Death Benefit will be zero, and the Death Benefit will then be the Cash Surrender Value.

     When a change of Owner reduces the Guaranteed Death Benefit, the Alternate Guaranteed Death Benefit and the Maximum Guaranteed Death Benefit to zero, there will be a reduction in the Mortality and Expense Risk Charge.


GA-CA-1082                         3D6

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

SPOUSAL CONTINUATION UPON DEATH OF OWNER

     If at the Owner's death, the surviving spouse of the deceased Owner is the Beneficiary and such surviving spouse elects to continue the Certificate as their own pursuant to Internal Revenue Code Section 72(s) or the equivalent provisions of U.S. Treasury Department rules for qualified plans, the following will apply:

     (a) If the greater of (ii), (iv) and (v) in the Death Benefit provision as of the date we receive due proof of death of the Owner, minus the Accumulation Value, also as of that date, is greater than zero, we will add such difference to the Accumulation Value. Such addition will be allocated to the Divisions of the Separate Account in the same proportion as the Accumulation Value in each Division bears to the Accumulation Value in the Separate Account. If there is no Accumulation Value in the Separate Account, the addition will be allocated to the Liquid Asset Division, or its successor.

     (b) The Guaranteed Death Benefit, the Alternate Guaranteed Death Benefit, the Minimum Death Benefit, and the Maximum Guaranteed Death Benefit will continue to apply, with all age criteria using the surviving spouse's age as the determining age.

     (c) At subsequent surrender, any Surrender Charge applicable to premiums paid prior to the date we receive due proof of death of the Owner will be waived. Any premiums paid later will be subject to any applicable Surrender Charge.

     This addition to Accumulation Value is available only to the spouse of the Owner as of the date of death of the Owner if such spouse under the provisions of this Certificate elects to continue the Certificate as their own.

CHOOSING AN INCOME PLAN

     Required Date of Annuity Commencement

     Distributions from a Certificate funding a qualified plan must commence no later than April 1st of the calendar year following the calendar year in which the Owner attains age 70 1/2. Otherwise, the Annuity Commencement Date may be no later than the same date as the Certificate Processing Date in the month following the Annuitant's 90th birthday. In applying the Accumulation Value, we may first collect any Premium Taxes due us. If, on the Annuity Commencement Date, a Surrender Charge remains, your elected Annuity Option must include a period certain of at least five years duration.

     Minimum Annuity Income Payment

     The minimum monthly annuity income payment that we will make is [$20].


GA-CA-1082                         3D7

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

OPTIONAL BENEFIT RIDERS - [None]

ATTAINED AGE

     The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Certificate Date.

RESTRICTED FUNDS - [None]

FIXED ACCOUNT

     Minimum Fixed Allocation

     The minimum allocation to the Fixed Account in any one Fixed Allocation is [$250.00].

     Minimum Guaranteed Interest Rate - [3%]

     Guarantee Periods

     We currently offer Guarantee Periods of [1, 3, 5, 7 and 10] year(s). We reserve the right to offer Guarantee Periods of durations other than those available on the Certificate Date. We also reserve the right to cease offering a particular Guarantee Period or Periods.

     Index Rate

     The Index Rate is the average of the Ask Yields for the U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average is based on the period from the 22nd day of the calendar month two months prior to the calendar month of Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity date for these U.S. Treasury Strips is on or next following the last day of the Guarantee Period. If the Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method.

     We currently set the Index Rate once each calendar month. However, we reserve the right to set the Index Rate more frequently than monthly, but in no event will such Index Rate be based on a period less than 28 days.


GA-CA-1082                         3D8

                                  THE SCHEDULE

                                CHARGES AND FEES
   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

DEDUCTIONS FROM PREMIUMS

     None

DEDUCTIONS FROM ACCUMULATION VALUE

     Initial Administrative Charge

     None

     Administrative Charge

     We charge a maximum of $30 to cover a portion of our ongoing administrative expenses for each Certificate Processing Period. The charge is incurred at the beginning of the Certificate Processing Period and deducted on the Certificate Processing Date at the end of the period.

     At the time of deduction, this charge will be waived if:

          (1)  The Accumulation Value is at least $100,000; or

          (2)  The sum of premiums paid to date is at least $100,000

     Excess Allocation Charge

     Currently none, however, we reserve the right to charge $25 for a change if you make more than twelve allocation changes per Certificate Year. Any charge will be deducted in proportion to the amount being transferred from each Division.

     Surrender Charge

     A Surrender Charge is imposed as a percentage of unliquidated premium if the Certificate is surrendered or an Excess Partial Withdrawal is taken. The percentage imposed at time of surrender or Excess Partial Withdrawal depends on the number of complete years that have elapsed since a Premium Payment was made. The Surrender Charge expressed as a percentage of each Premium Payment is as follows:

       Complete Years Elapsed                     Surrender
       Since Premium Payment                       Charges
       ----------------------                     ---------
                 [0                                  6%
                  1                                  5%
                  2                                  4%
                  3                                  3%
                 4+                                  0%]


     Surrender of the Certificate is permitted at or before the commencement of Annuity Payments.


GA-CA-1082                         3E1

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

     Premium Taxes

     We deduct the amount of any premium or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

     We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. An Excess Partial Withdrawal will result in the deduction of any Premium Tax then due us on such amount. We reserve the right to change the amount we charge for Premium Tax charges on future Premium Payments to conform with changes in the law or if the Owner changes state of residence.

     Deductions from the Divisions

     Mortality and Expense Risk Charge - We deduct a charge from the assets in each Variable Separate Account Division on a daily basis of not more than [0.005815]% (equivalent to an annual maximum rate of [2.10]%) for mortality and expense risks. The charge is not deducted from the Fixed Account or General Account Accumulation Values.

     Asset Based Administrative Charge - We deduct a charge of not more than [0.000411]% of the assets in each Variable Separate Account Division on a daily basis (equivalent to an annual maximum rate of [0.15]%) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account or General Account Accumulation Values.

CHARGE DEDUCTION DIVISION

     If elected by you, all charges against the Accumulation Value in this Certificate will be deducted from the [Liquid Asset Division].


GA-CA-1082                         3E2

                                  THE SCHEDULE

                               INCOME PLAN FACTORS
   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

Values for other payment periods, ages or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                       TABLE FOR INCOME FOR A FIXED PERIOD

  Fixed Period    Monthly    Fixed Period    Monthly    Fixed Period    Monthly
      of Years     Income        of Years     Income        of Years     Income

        [5           17.95          14         7.28            23          5.00
         6           15.18          15         6.89            24          4.85
         7           13.20          16         6.54            25          4.72
         8           11.71          17         6.24            26          4.60
         9           10.56          18         5.98            27          4.49
        10            9.64          19         5.74            28          4.38
        11            8.88          20         5.53            29          4.28
        12            8.26          21         5.33            30         4.19]
        13            7.73          22         5.16


                            TABLE FOR INCOME FOR LIFE

            Male/Female           Male/Female           Male/Female
Age         10 Years Certain      20 Years Certain        Refund Certain

[50         $4.06/3.83            $3.96/3.77            $3.93/3.75
55           4.43/4.14             4.25/4.05             4.25/4.03
60           4.90/4.56             4.57/4.37             4.66/4.40
65           5.51/5.10             4.90/4.73             5.12/4.83
70           6.26/5.81             5.18/5.07             5.76/5.42
75           7.11/6.70             5.38/5.33             6.58/6.19
80           7.99/7.70             5.48/5.46             7.69/7.21
85           8.72/8.59             5.52/5.51             8.72/8.59
90           9.23/9.18             5.53/5.53           10.63/10.53]


GA-CA-1082                         3F

                               THE SCHEDULE (BASE)

                                CERTIFICATE FACTS
   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

CERTIFICATE FACTS

     Certificate Processing Date

     The Certificate Processing Date for your Certificate is [April 1] of each year.

     Specially Designated Division

     When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the [Liquid Asset Division] unless you specify otherwise.

PARTIAL WITHDRAWALS

     The maximum amount that can be withdrawn each Certificate Year without being considered an Excess Partial Withdrawal is described below. We will collect a Surrender Charge for Excess Partial Withdrawals and a charge for any unrecovered Premium Taxes. In no event may a Partial Withdrawal be greater than 90% of the Cash Surrender Value. After a Partial Withdrawal, the remaining Accumulation Value must be at least $100 to keep the Certificate in force.

     Systematic Partial Withdrawals and Conventional Partial Withdrawals may not be taken in the same Certificate Year.

     To determine the Surrender Charge on Excess Partial Withdrawals, the withdrawals will occur in the following order:

          (1)  Earnings;

          (2)  The Free Amount;

          (3) Premium Payments made [four] or more years prior to the withdrawal; and

          (4)  Premium Payments made less than [four] years prior to withdrawal.

     Earnings and Free Amounts are not treated as withdrawals of Premium Payments for purposes of calculating any Surrender Charge.

     Conventional Partial Withdrawals
     Minimum Withdrawal Amount: $100.

     The maximum amount that can be taken as a Conventional Partial Withdrawal each Certificate Year without being considered an Excess Partial Withdrawal is the greater of:

          (1) Earnings (defined below) not previously withdrawn, but not less than zero; and

          (2) The Free Amount, equal to 10% of Premium Payments not previously withdrawn, which were received within [four] years prior to the date of withdrawal.

     Earnings are equal to the Accumulation Value, less Premium Payments, plus prior withdrawals.

     Any Conventional Partial Withdrawal is subject to a Market Value Adjustment unless withdrawn from a Fixed Allocation within 30 days prior to the Maturity Date.


GA-CA-1082                         3D1

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

Systematic Partial Withdrawals

     Systematic Partial Withdrawals may be elected to commence after 28 days from the Certificate Issue Date and may be taken on a monthly, quarterly or annual basis. You select the day withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Certificate Date will be used.

     Maximum Withdrawal Amounts:

     Variable Separate Account Divisions:   .833% of Premium Payments monthly,
                                            2.5% of Premium Payments quarterly
                                            or 10% of Premium Payments annually.

     Fixed Allocations and
     Guaranteed Interest Divisions:         Interest earned on a Fixed
                                            Allocation or Guaranteed Interest
                                            Division for the prior month,
                                            quarter or year (depending on the
                                            frequency selected).

     The Maximum Withdrawal Amount available as a Systematic Partial Withdrawal is 10% of Premium Payments not previously withdrawn. Systematic Partial Withdrawals from Fixed Allocations are not subject to a Market Value Adjustment. A Systematic Partial Withdrawal in excess of Earnings and the Free Amount may be subject to a Surrender Charge.

     IRA Partial Withdrawals for Qualified Plans Only

     Partial Withdrawals may be taken from a Certificate issued as an IRA on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day the withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Certificate Date will be used. Systematic Partial Withdrawals and Conventional Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken. An IRA Partial Withdrawal in excess of the maximum amount allowed under the Systematic Partial Withdrawal option may be subject to a Market Value Adjustment.

DEATH BENEFIT

     The Death Benefit is the greatest of (i) and (ii) below, where:

          (i)  is the Accumulation Value; and

          (ii) is the Cash Surrender Value.


GA-CA-1082                         3D2

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

SPOUSAL CONTINUATION UPON DEATH OF OWNER

     If at the Owner's death, the surviving spouse of the deceased Owner is the Beneficiary and such surviving spouse elects to continue the Certificate as their own pursuant to Internal Revenue Code Section 72(s) or the equivalent provisions of U.S. Treasury Department rules for qualified plans, on any subsequent surrender, Surrender Charges applicable to premiums paid prior to the date we receive due proof of death of the Owner will be waived. Any premiums paid later will be subject to any applicable Surrender Charge.

CHOOSING AN INCOME PLAN

     Required Date of Annuity Commencement

     Distributions from a Certificate funding a qualified plan must commence no later than April 1st of the calendar year following the calendar year in which the Owner attains age 70 1/2. Otherwise, the Annuity Commencement Date may be no later than the same date as the Certificate Processing Date in the month following the Annuitant's 90th birthday. In applying the Accumulation Value, we may first collect any Premium Taxes due us. If, on the Annuity Commencement Date, a Surrender Charge remains, your elected Annuity Option must include a period certain of at least five years duration.

     Minimum Annuity Income Payment

     The minimum monthly annuity income payment that we will make is [$20].


GA-CA-1082                         3D3

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

OPTIONAL BENEFIT RIDERS - [None]

ATTAINED AGE

     The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Certificate Date.

RESTRICTED FUNDS - [None]

FIXED ACCOUNT

     Minimum Fixed Allocation

     The minimum allocation to the Fixed Account in any one Fixed Allocation is [$250.00].

     Minimum Guaranteed Interest Rate - [3%].

     Guarantee Periods

     We currently offer Guarantee Periods of [1, 3, 5, 7 and 10] year(s). We reserve the right to offer Guarantee Periods of durations other than those available on the Certificate Date. We also reserve the right to cease offering a particular Guarantee Period or Periods.

     Index Rate

     The Index Rate is the average of the Ask Yields for the U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average is based on the period from the 22nd day of the calendar month two months prior to the calendar month of Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity date for these U.S. Treasury Strips is on or next following the last day of the Guarantee Period. If the Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method.

     We currently set the Index Rate once each calendar month. However, we reserve the right to set the Index Rate more frequently than monthly, but in no event will such Index Rate be based on a period less than 28 days.


GA-CA-1082                         3D4

                                  THE SCHEDULE

                                CHARGES AND FEES
   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

DEDUCTIONS FROM PREMIUMS

     None

DEDUCTIONS FROM ACCUMULATION VALUE

     Initial Administrative Charge

     None

     Administrative Charge

     We charge a maximum of $30 to cover a portion of our ongoing administrative expenses for each Certificate Processing Period. The charge is incurred at the beginning of the Certificate Processing Period and deducted on the Certificate Processing Date at the end of the period.

     At the time of deduction, this charge will be waived if:

          (1)  The Accumulation Value is at least $100,000; or

          (2)  The sum of premiums paid to date is at least $100,000

     Excess Allocation Charge

     Currently none, however, we reserve the right to charge $25 for a change if you make more than twelve allocation changes per Certificate Year. Any charge will be deducted in proportion to the amount being transferred from each Division.

     Surrender Charge

     A Surrender Charge is imposed as a percentage of unliquidated premium if the Certificate is surrendered or an Excess Partial Withdrawal is taken. The percentage imposed at time of surrender or Excess Partial Withdrawal depends on the number of complete years that have elapsed since a Premium Payment was made. The Surrender Charge expressed as a percentage of each Premium Payment is as follows:

       Complete Years Elapsed                     Surrender
       Since Premium Payment                       Charges
       ----------------------                     ---------
                 [0                                  6%
                  1                                  5%
                  2                                  4%
                  3                                  3%
                 4+                                  0%]


     Surrender of the Certificate is permitted at or before the commencement of Annuity Payments.


GA-CA-1082                         3E1

                                  THE SCHEDULE

   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

     Premium Taxes

     We deduct the amount of any premium or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

     We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. An Excess Partial Withdrawal will result in the deduction of any Premium Tax then due us on such amount. We reserve the right to change the amount we charge for Premium Tax charges on future Premium Payments to conform with changes in the law or if the Owner changes state of residence.

     Deductions from the Divisions

     Mortality and Expense Risk Charge - We deduct a charge from the assets in
     ---------------------------------
     each Variable Separate Account Division on a daily basis of not more than [0.004280]% (equivalent to an annual maximum rate of [1.55]%) for mortality and expense risks. The charge is not deducted from the Fixed Account or General Account Accumulation Values.

     Asset Based Administrative Charge - We deduct a charge of not more than
     ---------------------------------
     [0.000411]% of the assets in each Variable Separate Account Division on a daily basis (equivalent to an annual maximum rate of [0.15]%) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account or General Account Accumulation Values.

CHARGE DEDUCTION DIVISION

     If elected by you, all charges against the Accumulation Value in this Certificate will be deducted from the [Liquid Asset Division].


GA-CA-1082                         3E2
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                                  THE SCHEDULE

                               INCOME PLAN FACTORS
   ----------------------------------------------------------------------------
    Annuitant              Owner
    [THOMAS J. DOE]        [JOHN Q. DOE]
   ----------------------------------------------------------------------------
    Initial Premium        Annuity Option           Annuity Commencement Date
    [$10,000]              [LIFE 10-YEAR CERTAIN]   [JANUARY 1, 2026]
   ----------------------------------------------------------------------------
    Separate Account(s)                             Certificate Number
    [SEPARATE ACCOUNT B AND FIXED ACCOUNT]          [123456]
   ----------------------------------------------------------------------------

Values for other payment periods, ages or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.


                       TABLE FOR INCOME FOR A FIXED PERIOD

  Fixed Period    Monthly   Fixed Period    Monthly   Fixed Period    Monthly
      of Years     Income       of Years     Income       of Years     Income

        [5           17.95         14         7.28           23          5.00
         6           15.18         15         6.89           24          4.85
         7           13.20         16         6.54           25          4.72
         8           11.71         17         6.24           26          4.60
         9           10.56         18         5.98           27          4.49
        10            9.64         19         5.74           28          4.38
        11            8.88         20         5.53           29          4.28
        12            8.26         21         5.33           30         4.19]
        13            7.73         22         5.16



                            TABLE FOR INCOME FOR LIFE

                 Male/Female          Male/Female           Male/Female
        Age      10 Years Certain     20 Years Certain        Refund Certain

        [50      $4.06/3.83           $3.96/3.77            $3.93/3.75
        55        4.43/4.14            4.25/4.05             4.25/4.03
        60        4.90/4.56            4.57/4.37             4.66/4.40
        65        5.51/5.10            4.90/4.73             5.12/4.83
        70        6.26/5.81            5.18/5.07             5.76/5.42
        75        7.11/6.70            5.38/5.33             6.58/6.19
        80        7.99/7.70            5.48/5.46             7.69/7.21
        85        8.72/8.59            5.52/5.51             8.72/8.59
        90        9.23/9.18            5.53/5.53           10.63/10.53]


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